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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Compass Minerals International, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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 COMPASS MINERALS INTERNATIONAL, INC.
9900 West 109th Street, Suite 100
Overland Park, Kansas 66210

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 8, 2013

To Our Stockholders:

        We cordially invite you to attend the 2013 Annual Meeting of Stockholders of Compass Minerals International, Inc. The meeting will take place at the Doubletree Hotel Overland Park-Corporate Woods, 10100 College Blvd., Overland Park, Kansas 66210 on Wednesday, May 8, 2013, at 9:00 a.m. We look forward to your attendance either in person or by proxy.

        The purpose of the meeting is to:

  1.
  Elect three directors, each for a term of three years;

  2.
  Ratify the appointment of Ernst & Young LLP as Compass Minerals' independent registered accounting firm for fiscal year 2013;

  3.
  Provide an advisory vote to approve the compensation of the named executive officers for the fiscal year ended December 31, 2012, as set forth in the Proxy Statement; and

  4.
  Transact any other business that may properly come before the meeting and any postponement or adjournment of the meeting.

        Only stockholders of record at the close of business on March 11, 2013 may vote at the meeting or any postponements or adjournments of the meeting. Again this year we will utilize the rules of the Securities and Exchange Commission that allow us to furnish our proxy materials over the Internet. As a result, we are sending a Notice of Internet Availability of Proxy Materials to our stockholders rather than a full paper set of the proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our proxy materials on the Internet, as well as instructions on how stockholders may obtain a paper copy of the proxy materials. This process is expected to reduce the costs associated with printing and distributing our proxy materials.

        To make it easier for you to vote, Internet and telephone voting are available. The instructions on the Notice of Internet Availability of Proxy Materials or your proxy card describe how to use these convenient services.

By order of the Board of Directors,

Rodney Underdown Chief Financial Officer and Secretary

March 28, 2013

Your vote is very important. Please vote regardless of whether or not you plan to attend the meeting.

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 8, 2013. The Company's Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2012 are available at http://www.proxyvote.com (with your investor identification number) and http://www.compassminerals.com.

 COMPASS MINERALS INTERNATIONAL, INC.
9900 West 109th Street, Suite 100
Overland Park, Kansas 66210

2013 PROXY STATEMENT

        Based in the Kansas City metropolitan area, Compass Minerals International, Inc. ("Compass Minerals", "CMP" or the "Company") is a leading producer of minerals, including salt, sulfate of potash and magnesium chloride. We currently operate 12 production and packaging facilities, including the largest rock salt mine in the world in Goderich, Ontario, and the largest salt mine in the United Kingdom ("U.K.") in Winsford, Cheshire. Our solar evaporation facility located in Ogden, Utah, is the largest solar salt production site in North America. The salt products are used for highway deicing, dust control, consumer deicing, water conditioning, consumer and industrial food preparation, agricultural and industrial applications. Compass Minerals is North America's leading producer of sulfate of potash ("SOP"), which is used in the production of specialty fertilizers for high-value crops and turf. In the U.K., we operate a records management business utilizing excavated areas of our Winsford salt mine with two other locations in London, England.

        The Board of Directors of Compass Minerals (the "Board of Directors" or "Board") is providing you this Proxy Statement in connection with the solicitation of proxies on its behalf for the 2013 Annual Meeting of Stockholders. The meeting will take place at the Doubletree Hotel Overland Park-Corporate Woods, 10100 College Blvd., Overland Park, Kansas 66210 on Wednesday, May 8, 2013, at 9:00 a.m. At the meeting, stockholders will vote on the election of three directors, ratification of the appointment of Ernst & Young LLP as Compass Minerals' independent registered accounting firm for fiscal year 2013, and adoption of advisory resolutions approving the compensation of the named executive officers for the fiscal year ended December 31, 2012 as set forth in the Proxy Statement. In addition, stockholders will transact any other business that may properly come before the meeting, although we know of no other business to be presented.

        By submitting your proxy, you authorize Rodney L. Underdown, an officer of Compass Minerals, Bradley J. Bell and Richard S. Grant, each a director of Compass Minerals, to represent you and vote your shares at the meeting in accordance with your instructions. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any postponements or adjournments of the meeting. A stockholder submitting a proxy retains the right to revoke it at any time prior to the final vote at the Annual Meeting. You may revoke your proxy by voting again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), by signing and returning a new proxy card or voting instruction form with a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company's corporate secretary a written notice of revocation prior to the Annual Meeting. Please note that if you are a beneficial owner of shares, you must obtain a proxy from the record holder and bring it to the meeting in order to vote in person.

        As permitted by rules adopted by the Securities and Exchange Commission ("SEC"), the Company has elected to provide stockholders with access to our proxy materials over the Internet rather than providing them in paper form. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials via the Internet, rather than a printed copy of the proxy materials, to stockholders of record as of the close of business on March 11, 2013. We expect to send the Notice of Internet Availability of Proxy Materials to stockholders entitled to vote at the Annual Meeting on or about March 28, 2013. Stockholders may also obtain a copy of these proxy materials in printed form by following the procedures set forth in the Notice of Internet Availability of Proxy Materials.

        Compass Minerals' Annual Report to Stockholders for the year ended December 31, 2012 (including Compass Minerals' audited annual financial statements) is provided with the Proxy Statement to those stockholders requesting copies. The Annual Report does not constitute a part of the proxy solicitation materials and is not incorporated by reference into this Proxy Statement.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE ONLINE OR BY TELEPHONE OR SUBMIT YOUR PROXY.

 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

        At the Annual Meeting, the stockholders will be asked to:

  1.
  Elect three directors, each for a term of three years;

  2.
  Ratify the appointment of Ernst & Young LLP as Compass Minerals' independent registered accounting firm for fiscal year 2013; and

  3.
  Provide an advisory vote to approve the compensation of the named executive officers for the fiscal year ended December 31, 2012, as set forth in the Proxy Statement.

        Stockholders will also transact any other business that may properly come before the meeting. Members of Compass Minerals' management team and a representative of Ernst & Young LLP, Compass Minerals' independent registered accounting firm for 2013, have been invited to be present at the meeting to respond to appropriate questions from stockholders.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

        Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the Internet. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials to the Company's stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice of Internet Availability of Proxy Materials. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

How can I get electronic access to the proxy materials?

        The Notice of Internet Availability of Proxy Materials will provide you with instructions regarding how to view the Company's proxy materials for the Annual Meeting on the Internet and how to instruct the Company to send future proxy materials, including the Notice of Internet Availability of Proxy Materials, to you electronically by email. The Company's proxy materials are also available on the Company's website at http://www.compassminerals.com.

How can I request and receive a paper or email copy of the proxy materials?

        You may request and receive a paper or email copy of the proxy materials at no cost by Internet at http://www.proxyvote.com; by telephone at 1-800-579-1639 or by email. In each case, you will need your 12 digit investor identification number from the Notice of Internet Availability of Proxy Materials to request the materials.

Who is entitled to vote?

        The record date for the meeting is March 11, 2013. Only stockholders of record at the close of business on that date are entitled to vote at the meeting. Each outstanding share of common stock is entitled to one vote for all matters before the meeting. At the close of business on the record date, there were 33,276,914 shares of Compass Minerals common stock outstanding.

Am I entitled to vote if my shares are held in "street name"?

        If your shares are held by a bank or brokerage firm, you are considered the "beneficial owner" of shares held in "street name." If your shares are held in street name, the Notice of Internet Availability of Proxy Materials is being forwarded to you by your bank or brokerage firm (the "record holder"). If you request printed copies of the proxy materials by mail, you will receive a voting instruction form from the record holder. As the beneficial owner, you have the right to direct your record holder how to vote your shares and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares with respect to "routine" items but will not be permitted to vote your shares with respect to "non-routine" items. In the case of a "non-routine" item, your shares will be considered "broker non-votes" on that proposal.

        As the beneficial owner of shares, you are invited to attend the Annual Meeting. If you are a beneficial owner, however, you may not vote your shares in person at the meeting unless you obtain a proxy form from the record holder of your shares and bring it to the Annual Meeting.

Which ballot measures are considered "routine" or "non-routine"?

        The advisory vote on the ratification of the appointment of Ernst & Young LLP as the Company's independent registered accounting firm for 2013 (Proposal No. 2) is considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 2.

        The election of directors (Proposal No. 1) and the advisory vote to approve the compensation of named executive officers (Proposal No. 3) are considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals No. 1 and 3.

How many shares must be present to hold the meeting?

        A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

Who may attend the Annual Meeting?

        All Compass Minerals stockholders as of the record date, March 11, 2013, may attend the Annual Meeting.

What if a quorum is not present at the meeting?

        If a quorum is not present at the scheduled time of the meeting, the stockholders who are represented may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken and no other notice will be given. Class I Directors currently in office will continue to serve until their successors are elected and qualified.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials or proxy card?

        It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares by voting by telephone or Internet with respect to each Notice of

Internet Availability of Proxy Materials you receive, or by completing and returning each proxy card you receive.

If I am a stockholder of record of the Company's shares, how do I vote?

        There are four ways to vote:

  •
  Via the Internet.  You may vote by proxy via the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials.

  •
  By telephone.  You may vote by proxy by calling the toll-free number found on the Notice of Internet Availability of Proxy Materials or, if you request printed copies of the proxy materials be sent to you by mail, you may vote by proxy by calling the toll-free number found on the proxy card.

  •
  By mail.  If you request printed copies of the proxy materials be sent to you by mail, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

  •
  In person.  If you are a stockholder of record, you may vote in person at the Annual Meeting. If you desire to vote in person at the Annual Meeting, please request a ballot when you arrive.

If I am a beneficial owner of shares held in "street name," how do I vote?

        There are four ways to vote:

  •
  Via the Internet.  You may vote by proxy via the Internet by visiting http://www.proxyvote.com and entering the control number found in the Notice of Internet Availability of Proxy Materials.

  •
  By telephone.  You may vote by proxy by calling the toll-free number found on the Notice of Internet Availability of Proxy Materials or, if you request printed copies of the proxy materials be sent to you by mail, you may vote by proxy by calling the toll-free number found on the voting instruction form you received from the record holder.

  •
  By mail.  If you request printed copies of the proxy materials be sent to you by mail, you may vote by proxy by filling out the voting instruction form you received from the record holder and sending it back in the envelope provided.

  •
  In person.  If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the record holder, bring it to the Annual Meeting, and present it for a ballot.

Who will count the votes?

        Broadridge Financial Services, Inc. will tabulate the votes.

How does the Board of Directors recommend I vote on the proposals?

        Your Board recommends that you vote:

  •
  FOR the election of the three nominees to the Board of Directors;

  •
  FOR the ratification of Ernst & Young LLP as Compass Minerals' independent registered accounting firm; and

  •
  FOR adoption of the advisory resolution approving the compensation of the named executive officers for the fiscal year ended December 31, 2012, as set forth in the Proxy Statement.

What if I do not specify how my shares are to be voted?

        If you submit a proxy, but do not indicate any voting instructions, your shares will be voted:

  •
  FOR the election of the three nominees to the Board of Directors;

  •
  FOR the ratification of Ernst & Young LLP as Compass Minerals' independent registered accounting firm; and

  •
  FOR adoption of the advisory resolution approving the compensation of the named executive officers for the fiscal year ended December 31, 2012, as set forth in the Proxy Statement.

What if I do not return my proxy and do not attend the Annual Meeting?

        If you are a holder of record (that is, your shares are registered in your own name with our transfer agent) and you do not vote your shares, your shares will not be voted.

        If you hold your shares in "street name," and you do not give your bank, broker, or other holder of record specific voting instructions for your shares, your record holder can vote your shares on the ratification of the independent registered accounting firm. However, your record holder cannot vote your shares without your specific instructions on the election of directors and the advisory vote on executive compensation.

        For the proposals listed above for which a broker cannot vote without your instruction, if you do not provide voting instructions to your broker on such proposals, the votes will be considered "broker non-votes" and will not be counted in determining the outcome of the vote. "Broker non-votes" will be counted as present for purposes of determining whether enough votes are present to hold the Annual Meeting.

Will any other business be conducted at the meeting?

        We know of no other business that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

How many votes are required to elect the director nominees?

        The affirmative vote of a plurality of the votes cast at the meeting is required to elect the three nominees as directors. This means that the three nominees will be elected if they receive more affirmative votes than any other person. If you mark "Withhold" with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

What happens if a nominee is unable to stand for election?

        If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee unless you have withheld authority.

How many votes are required to ratify the appointment of Compass Minerals' independent registered accounting firm?

        The ratification of the appointment of Ernst & Young LLP as Compass Minerals' independent registered accounting firm requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

How many votes are required to adopt the advisory resolution approving the Company's executive compensation?

        The advisory resolution approving the Company's executive compensation as disclosed in this Proxy Statement requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

How will abstentions be treated?

        A vote to "withhold" on the election of directors will have no effect on the outcome. A vote to "abstain" on the ratification of the appointment of the independent registered accounting firm and on the advisory resolution approving the Company's executive compensation will have the effect of a vote against.

        If you vote to "withhold" or "abstain," your shares will be counted as present for purposes of determining whether enough votes are present to hold the Annual Meeting.

How will broker non-votes be treated?

        Broker non-votes will be treated as shares present for quorum purposes but not entitled to vote, so they will not affect the outcome of any proposal.

Where can I find the voting results of the Annual Meeting?

        We plan to announce preliminary voting results at the Annual Meeting and to publish final results in an 8-K Filing with the SEC no later than May 14, 2013. After the Form 8-K is filed, you may obtain a copy by visiting our website.

 PROPOSAL 1—ELECTION OF DIRECTORS

Current Nominees

        The Board of Directors currently consists of nine directors divided into three classes (Class I, Class II and Class III). Directors in each class are elected to serve for three-year terms that expire in successive years. The terms of the Class I directors will expire at the upcoming Annual Meeting.

        Our former Chief Executive Officer, Angelo C. Brisimitzakis, retired from all his positions with the Company at the end of the year on December 28, 2012. Richard S. Grant, our Lead Independent Director, served as Interim Chief Executive Officer for the last three days of the reporting year, and continued in that position until January 17, 2013 when our new Chief Executive Officer, Francis J. Malecha, commenced work. As previously reported, Mr. Malecha was appointed as a director of the Company to fill the vacancy created by Dr. Brisimitzakis' retirement. Mr. Malecha is therefore a Class I director whose term expires at the upcoming Annual Meeting of Stockholders whom the Board of Directors has recommended for re-election.

        The Board of Directors has nominated Eric Ford, Francis J. Malecha and Paul S. Williams for election as Class I directors for three-year terms expiring at the Annual Meeting of Stockholders to be held in 2016 and until their successors are elected and qualified. Eric Ford, Francis J. Malecha and Paul S. Williams currently serve as Class I directors. Mr. Williams was first elected to serve on the Board of Directors in 2009, Mr. Ford in 2011 and Mr. Malecha on January 17, 2013 when he joined the Company as its new President and Chief Executive Officer.

        Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee unless you have withheld authority.

        The affirmative vote of a plurality of the votes cast at the meeting is required to elect the three nominees as directors. This means that the three nominees will be elected if they receive more affirmative votes than any other person.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
ELECTION OF EACH OF THE THREE NOMINEES.

        The following table sets forth, with respect to each nominee, his name, age, principal occupation, and employment during the past five years, the year in which he first became a director of Compass Minerals and directorships held in other public companies during the past five years as well as the experience, qualifications, attributes and skills that led to the conclusion that he should serve as a director.

NOMINEES FOR ELECTION AS CLASS I DIRECTORS FOR A THREE-YEAR
TERM EXPIRING AT THE 2016 ANNUAL MEETING

CLASS I DIRECTORS

Director	Age	Principal Occupation and Directorships
Mr. Eric Ford	58	Eric Ford has been a director of the Company since August 2011. Mr. Ford is the Chairman of Peabody Energy Corp.'s Australia Business Unit. Peabody Energy Corp. is the world's largest private-sector coal company and Mr. Ford has been an executive with the company since March 2007. Mr. Ford oversees strategic aspects of the Australia platform, including business direction, operational and commercial strategy and performance, and external stakeholder interaction. Prior to joining Peabody, he served as chief executive officer of Anglo Coal Australia Pty Ltd.

Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Mr. Ford brings to the Board his valuable career of experience in managing and operating mining businesses on 4 continents, including general and strategic long-term planning of resources and his global business and cultural experience. In addition, Mr. Ford's significant knowledge of project development and delivery together with safety, health and the environment, makes him a valuable member of the Board.

Mr. Francis J. Malecha	49

Francis J. Malecha has been a director of the Company since January 2013, when he was retained as President and Chief Executive Officer and appointed to the board of directors. Mr. Malecha joined Compass Minerals with more than 25 years of experience in agri-business. From 2007 through 2012, he served as Chief Operating Officer-Grain of Viterra Inc., a global agri-business company where he worked from 2000 to 2013 and also served as Senior Vice President—Grain and Vice President—Grain Merchandising & Transportation from 2000 - 2007. Viterra was acquired by Glencore International plc in December 2012, and Mr. Malecha was named Head of Agricultural Products, North America. At Viterra, Mr. Malecha's responsibilities included global grain merchandising, transportation, operations, commodity risk management, and international merger and acquisition activity. Prior to Viterra Inc., Mr. Malecha worked for fifteen years with General Mills, Inc. in the grain division.

Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Mr. Malecha brings to the Board his valuable experience in global merchandising, transportation, operations, commodity risk management, and general management of global materials businesses. He also has valuable experience in international merger and acquisition activities, and his position as CEO, make him a uniquely qualified member of the Board.

Director	Age	Principal Occupation and Directorships
Mr. Paul S. Williams	53

Paul S. Williams has been a director of the Company since June 2009. From April 2001 through April 2005, Mr. Williams served as Executive Vice President, Chief Legal Officer & Corporate Secretary of Cardinal Health, Inc., a provider of products and services to healthcare providers and manufacturers. He also currently serves as a director of State Auto Financial Corp., an insurance holding company, and Bob Evans Farms, Inc., an owner and operator of restaurants. Mr. Williams has been a Partner and Managing Director with Major, Lindsey & Africa, LLC, an executive recruiting firm, since April 2005, where he also serves as Director of Global Diversity Search, assisting legal organizations in enhancing their diversity. He is a well-respected leader in the area of diversity, frequently speaking on diversity-related issues.

Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Mr. Williams brings to the Board his valuable experience in acquisitions and divestitures and legal and regulatory matters, drawing from his service on the boards of directors and board committees of other publicly traded companies. In addition, Mr. Williams' significant knowledge of human resources and leadership development as well as compensation policies makes him a valuable member of the Board.

Continuing Directors

        The terms of Compass Minerals' three Class II directors and three Class III directors expire at the Annual Meeting of Stockholders in 2014 and 2015, respectively. The following tables set forth, with respect to Class II and Class III directors, their names, ages, principal occupations and directorships during the past five years, the year in which they first became directors of Compass Minerals, and directorships in other public companies during the past five years (even if they no longer serve on those boards). The tables also set forth the experience, qualifications, attributes and skills that led to the conclusion that they should serve as directors.

CLASS II DIRECTORS CONTINUING IN OFFICE
WHOSE TERMS EXPIRE AT THE 2014 ANNUAL MEETING

Director	Age	Principal Occupation and Directorships
Mr. Bradley J. Bell	60	Bradley J. Bell has been a director of the Company since December 2003. Mr. Bell was Executive Vice President and Chief Financial Officer of Nalco Holding Company from November 2003 until his retirement in December 2010. From 1997 to 2003, Mr. Bell served as Senior Vice President and Chief Financial Officer of Rohm and Haas Company, an international manufacturer of specialty chemicals. Since 2001, Mr. Bell has served as a director of IDEX Corporation, a publicly traded global fluidics company.

Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Mr. Bell brings to the Board his valuable experience in finance and financial reporting, strategic planning and acquisitions and divestitures. In addition, his significant knowledge of capital markets makes him a valuable member of the Board.

Mr. Richard S. Grant	66

Richard S. Grant has been a director of the Company since April 2004. From 1998 through 2002, Mr. Grant served as Chief Executive Officer of BOC Process Gas Solutions, a global business providing utilities and services primarily to the chemical, petrochemical and metals industries. Concurrently, he served as a director of the BOC Group plc and Chairman of CNC sa, a Mexican joint venture. Mr. Grant currently serves as a director of BlueLinx Holdings, Inc., a distributor of building products. From 2006 to 2007, Mr. Grant served as a director of Distributed Energy Systems Corporation.

Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Mr. Grant brings to the Board his valuable experience with general management and strategic planning, including oversight of major capital projects. In addition to his dual U.S.-U.K. citizenship, Mr. Grant's significant experience serving on the boards of directors and board committees of other publicly traded and international companies makes him a valuable member of the Board.

Director	Age	Principal Occupation and Directorships
Ms. Amy J. Yoder	46

Amy J. Yoder has been a director of the Company since May 2012. Ms. Yoder is the Chief Executive Officer and President of Arysta LifeScience North America, LLC, a division of the world's largest privately held crop protection and life science company. Prior to joining Arysta in 2010, Ms. Yoder's substantial experience included positions as a senior advisor to Atlas Advisors, LLC; President of the United Industries division of Spectrum Brands, Inc.; Vice President and General Manager for Biolab of Chemtura, Inc.; Vice President of the turf and specialty division of Nufarm Ltd.; President of the UAPTimberland division of United Agri Products; and North American brand manager, national sales manager, and local market manager at Monsanto.

Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Ms. Yoder brings to the Board her valuable experience in sales analysis, distribution, marketing and strategic planning. In addition, her significant experience in the agrichemical industry makes her a valuable member of the Board.

CLASS III DIRECTORS CONTINUING IN OFFICE
WHOSE TERMS EXPIRE AT THE 2015 ANNUAL MEETING

Director	Age	Principal Occupation and Directorships
Mr. David J. D'Antoni	68	David J. D'Antoni has been a director of the Company since November 2004. In September 2004, Mr. D'Antoni retired from Ashland, Inc. where he served as Senior Vice President and Group Operating Officer of APAC and Valvoline since March 2000. He also served as President of APAC from July 2003 until January 2004. Mr. D'Antoni has served as a director of State Auto Financial Corporation, an insurance holding company since 1995, and as a director of OMNOVA Solutions, Inc., a global provider of emulsion polymers, specialty chemicals and decorative and functional surfaces since 2004.

Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Mr. D'Antoni brings to the Board his valuable experience with general management and acquisitions and divestitures. In addition, Mr. D'Antoni's significant knowledge of legal, regulatory, and environmental, health and safety matters makes him a valuable member of the Board.

Director	Age	Principal Occupation and Directorships
Mr. Perry W. Premdas	60

Perry W. Premdas has been a director of the Company since December 2004. Mr. Premdas was the Chief Financial Officer of Celanese AG and a member of its board of management from 1999 to 2004. From 1997 to 1998, Mr. Premdas served as a Senior Executive Vice President and Chief Financial Officer of Centeon LLC, a joint venture of Hoechst AG and Rhone Poulenc SA. From 2007 to 2010, Mr. Premdas served as a director of Ferro Corporation, a global producer of technology-based performance materials for manufacturers and from 2008 to 2011 served as a director of Fresenius Kabi Pharmaceuticals Holding, Inc., an integrated pharmaceutical company that develops, manufactures and markets injectable pharmaceutical products. Since 2008, Mr. Premdas has served as a director of Balchem Corporation, an international specialty products manufacturer.

Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Mr. Premdas brings to the Board his valuable experience in finance and general management of global businesses, as well as service experience on the audit committees of other public companies. In addition, Mr. Premdas' significant knowledge of chemical businesses makes him a valuable member of the Board.

Mr. Allan R. Rothwell	65

Allan R. Rothwell has been a director of the Company since March 2006. In April 2006, Mr. Rothwell retired from Eastman Chemical Company where he served as Executive Vice President and President of its Voridian Division. Mr. Rothwell joined Eastman Chemical in 1969 and held various positions including Vice President, Corporate Development and Strategy; President, Chemicals Group; Senior Vice President and Chief Financial Officer; and President, Polymers Group. Mr. Rothwell has served as a director of OMNOVA Solutions, Inc., a global provider of emulsion polymers, specialty chemicals and decorative and functional surfaces since 2010.

Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Mr. Rothwell brings to the Board his valuable experience in sales and general strategic planning of a global chemical business and his international business experience, having lived in Japan for four years while having responsibility for operations in both Japan and Korea. In addition, Mr. Rothwell's significant knowledge of finance and acquisitions and divestitures makes him a valuable member of the Board.

INFORMATION REGARDING BOARD OF DIRECTORS AND COMMITTEES

Director Independence

        As required by the rules of the NYSE, the Board of Directors evaluates the independence of its members at least annually and at other appropriate times when a change in circumstances could potentially impact the independence of one or more directors (e.g., in connection with a change in employment status.)

        Under NYSE rules, a director is independent if the Board of Directors affirmatively determines that the director currently has no direct or indirect material relationship with the Company, and for the last three years:

  •
  the director has not been an employee of the Company, and no member of the director's immediate family has served as an executive officer of the Company;

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  neither the director nor any member of the director's immediate family has received more than $120,000 per twelve-month period in direct compensation from the Company (excluding director or committee fees, pensions or deferred compensation for prior service);

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  the director has not been affiliated with or employed by, and no member of the director's immediate family has been affiliated with or employed in a professional capacity by, the Company's present or former internal or external auditors;

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  neither the director nor any member of the director's immediate family has been employed as an executive officer by any company whose compensation committee includes an executive officer of the Company; and

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  the director has not been employed by, and no member of the director's immediate family has been an executive officer of any company that makes payments to or receives payments from the Company for property or services in amounts exceeding the greater of $1 million or 2% of such company's consolidated gross revenues for any fiscal year.

        In making this determination, the Board of Directors broadly considers the relevant facts and circumstances, including:

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  the nature of any relationships with the Company, including personal and business relationships as well as any relationships with the director's employer or any company on whose board the director serves;

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  the significance of the relationship to the Company, the other organization and the individual director;

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  whether or not the relationship is solely a business relationship in the ordinary course of the Company's and the other organization's businesses and does not afford the director any special benefits; and

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  any commercial, banking, consulting, legal, accounting, charitable and familial relationships.

        After considering the standards for independence adopted by the NYSE and the various other factors described above, the Board of Directors has determined that, in its judgment, Bradley J. Bell, David J. D'Antoni, Eric Ford, Richard S. Grant, Perry W. Premdas, Allan R. Rothwell, Paul S. Williams and Amy J. Yoder are independent. In making these determinations, the Board of Directors has considered the relevant facts and circumstances. The Board of Directors has also determined that, in its judgment, there are no other relationships, whether industrial, banking, consulting, legal, accounting, charitable or familial, which would impair the independence of any of these directors or nominees. Under NYSE rules, Francis J. Malecha is not deemed independent due to his current position as a Company employee. As permitted under the NYSE Rules, Richard S. Grant is independent even though he served as Interim CEO for the short period from December 29, 2012 until January 17, 2013.

        None of the directors, other than Mr. Malecha, receives any compensation from the Company other than customary director fees, including lead independent director fees, fees for chairing Board committees, and an annual committee service fee.

Meetings

        The Board of Directors held six meetings and took action by unanimous consent eight times during 2012. All of the directors of the Company attended at least three-quarters of the meetings held by the Board of Directors and the applicable committees during their tenure in 2012.

Board Leadership

        The Board of Directors has a Lead Independent Director, charged with chairing the executive sessions of non-employee directors, and coordinating evaluations of the Board, Board committees, individual directors and CEO performance. The Lead Independent Director also acts as a liaison between the non-employee directors and the Company's management and assists the Company's Chief Executive Officer in establishing agendas for Board meetings and prioritizing Board activities and other matters pertinent to the Company and the Board of Directors. Executive sessions of non-employee directors are held as part of each regularly scheduled meeting of the Board of Directors. Any non-employee director can request that an additional executive session be scheduled. In May 2012, the Board of Directors elected Richard S. Grant to serve as Lead Independent Director. Mr. Grant has served in that position since it was created on May 9, 2006, except during his short service as Interim Chief Executive Officer.

        We believe our Board leadership is effective. The current structure appropriately allows full discussion of significant issues, supported by input from executive management. Agendas for board meetings are built around an annual board approved matrix of topics with additional elements developed jointly by the CEO and the Lead Independent Director with input from the other directors. Board meetings are led by the CEO with significant input from the Lead Independent Director. All directors (other than the CEO) are independent. Functioning in this manner, the Board presently does not see the need to have a Chairman.

        The Board of Directors periodically considers whether this leadership structure is appropriate for the Company and has concluded that the structure remains appropriate given the specific circumstances of the Company, including the established effectiveness of the Lead Independent Director's role on the board, the Nominating/Corporate Governance Committee's significant role in the nominee selection process for new or re-elected directors, the independence of all eight non-management directors of the Board, and the effectiveness of the executive session meetings of non-employee directors at each regularly scheduled meeting of the Board of Directors.

Board's Role in Risk Oversight

        The Board's role in the Company's risk management process is one of oversight. Risk management activities are the responsibility of Company management, and include the development of strategies and actions to anticipate, identify, assess, manage and appropriately mitigate the identified risks.

        Company management has implemented an enterprise risk management process and presents an overview of those findings periodically to the Board of Directors. Specific committees of the Board of Directors, in particular the Audit Committee and the Environmental Health and Safety Committee, are provided with more specific information on risk mitigation activities relating to the responsibilities of those committees. In addition, the Compensation Committee of the Board evaluates and oversees risks associated with compensation practices, and the Nominating/Corporate Governance Committee of the Board evaluates and oversees governance risks.

        The Company's enterprise risk management process is intended to identify and assess risk and to develop strategies regarding risk acceptance, reduction, mitigation or avoidance. The Company's management periodically presents a report on enterprise risk management to the entire Board of Directors, providing the Board of Directors an opportunity to ask questions and provide guidance on the Company's risk management activities. The Audit Committee reviews the enterprise risk management process and financial risks annually, and the entire Board is provided with background and mitigation plans for identified key risks. Risk assessment and management is also reflected in the Company's annual strategic planning process. The resulting strategic plan is presented to and discussed by the Board of Directors annually.

        The independent structure of the Board of Directors enables objective oversight of the risk management process.

Compensation Policies and Practices Related to Risk Management

        The Compensation Committee of the Board of Directors and Company management considered whether risks arising from the Company's compensation policies and practices are reasonably likely to have a material adverse effect on the Company. This analysis included the broad facts and circumstances of the Company's executive compensation program, pay rates of Company employees compared to payment practices at peer companies, the mix of corporate/business-unit bonus plan targets, share ownership in the key employee group, and broad stock ownership guidelines. Based on that analysis, the Compensation Committee of the Board of Directors and Company management determined that the risks arising from the Company's policies and practices are not reasonably likely to have a material adverse impact on the Company.

Policies

        The Board of Directors has a policy limiting the number of public company boards on which a director may serve. Non-employee directors are limited to five board positions of for-profit companies, while the Chief Executive Officer of the Company is limited to two board positions of for-profit companies (in both cases the total number includes the Company) without the approval of the Board of Directors. In 2012, the Board of Directors and each committee reviewed its performance, and the Board reviewed the performance of individual directors. Each year, the Board of Directors works with Company management to prepare and review succession and development plans for the CEO and all executive officers. This year with Angelo Brisimitzakis' retirement, the Board of Directors hired an executive search firm to help identify and hire a new President and Chief Executive Officer, Francis J. Malecha, who commenced work on January 17, 2013.

Committees

        Committees of the Board of Directors include an Audit Committee, a Compensation Committee, a Nominating/Corporate Governance Committee, and an Environmental, Health and Safety Committee. Committee memberships as of the date of this proxy are as follows:

Audit Committee*	Compensation Committee*	Nominating/ Corporate Governance Committee	Environmental, Health and Safety Committee
Perry W. Premdas Chair	Bradley J. Bell Chair	David J. D'Antoni Chair	Allan R. Rothwell Chair
Richard S. Grant*	Eric Ford	Bradley J. Bell	David J. D'Antoni
Allan R. Rothwell	Richard S. Grant*	Perry W. Premdas	Eric Ford
Paul S. Williams	Paul S. Williams	Allan R. Rothwell	Francis J. Malecha
		Amy J. Yoder	Amy J. Yoder

*
During the period of December 29, 2012 until January 17, 2013, Mr. Grant resigned from these committees while serving as Interim CEO. Effective January 17, 2013, Mr. Grant resumed his positions on these committees when Mr. Malecha commenced his position as CEO. Mr. Grant was not deemed independent during his short tenure as Interim CEO, but returned to his independent status when he resigned as Interim CEO.

        Audit Committee.    The Audit Committee held nine meetings in 2012. The Audit Committee is governed by the Audit Committee Charter, which is available on the Company's website (http://www.compassminerals.com). The functions of the Audit Committee are described in the Audit Committee Charter and include:

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  overseeing the work of the Company's internal accounting and auditing processes and discussing with management the Company's processes to manage business and financial risk, and to ensure compliance with significant applicable legal, ethical and regulatory requirements;

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  responsibility for the appointment, compensation, retention and oversight of the independent registered accounting firm engaged to prepare or issue audit reports on the financial statements of the Company;

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  responsibility for overseeing the independent registered accounting firms' qualifications and independence;

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  annually reviewing and assessing the Company's Code of Business Conduct and Ethics, and submitting recommendations to the Board; and

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  at least annually, reviewing and evaluating its charter, and its own performance including its compliance with its charter and reporting the results of such evaluation, including any changes in procedures or policies to the Board of Directors.

        The Audit Committee relies on the expertise and knowledge of management, the Company's internal auditors, and the independent registered accounting firm in carrying out its oversight responsibilities.

        The Company has adopted a Code of Business Conduct and Ethics for our directors, officers, and employees. Depending upon the type of violation, violations are required to be reported to a supervisor, the next level of management, a human resources representative, the Company's internal audit group, Company legal counsel or the Chief Compliance Officer. Violations may also be reported to the Company's anonymous Compliance Hotline. If the Chief Compliance Officer determines that a director, officer or employee of the Company has violated the Code of Business Conduct and Ethics, he must report the violation to the Chief Executive Officer and the Company's Audit Committee. The Code of Business Conduct and Ethics is available on the Company's website (http://www.compassminerals.com).

        The Board of Directors has affirmatively determined that, in its judgment, each member of the Audit Committee meets the independence requirements for Audit Committee members as established by the NYSE. During the period of December 29, 2012 until January 17, 2013, Mr. Grant resigned from the Audit Committee while serving as Interim CEO, and he resumed his position on the Audit Committee when Mr. Malecha commenced work as CEO on January 17, 2013. The Board of Directors has also determined that Perry W. Premdas and Allan R. Rothwell are each an "audit committee financial expert," as defined by applicable rules of the SEC. A report of the Audit Committee is set forth on page 23 of this Proxy Statement.

        Compensation Committee.    The Compensation Committee held five meetings in 2012. The Compensation Committee is governed by the Compensation Committee Charter which is available on the Compass Minerals website (http://www.compassminerals.com). The Compensation Committee is charged with, among other things:

  •
  at least annually, reviewing the compensation philosophy of the Company;

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  at least annually, reviewing and approving corporate goals and objectives relating to the compensation of the CEO, evaluating the performance of the CEO in light of those goals and objectives, and determining and approving the compensation of the CEO based on such evaluation;

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  at least annually, reviewing and approving all compensation, including perquisites, for all executives of the Company with a base salary equal to or greater than $150,000;

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  making recommendations to the Board of Directors with respect to non-CEO compensation, incentive-compensation plans, equity-based plans, retirement plans, and reviewing and approving all officers' employment agreements and severance arrangements;

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  at least annually, reviewing the compensation of the Board as compared to other similarly sized or industry-related companies;

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  striving to ensure that the compensation paid to the Company's executive officers is fully deductible under the Internal Revenue Code of 1986, as amended ("Tax Code");

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  at least annually, reviewing and evaluating its charter, and its own performance including its compliance with its charter and reporting the results of such evaluation, including any changes in procedures or policies to the Board of Directors;

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  reviewing the risks related to the Company's compensation policies and practices, and reviewing and discussing, at least annually, the relationship between the Company's risk management policies and practices, the Company's corporate strategy, and the Company's compensation policies and practices;

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  reviewing and approving the Company's Director Compensation Report, and reviewing and discussing with management the Compensation Discussion & Analysis ("CD&A") and, based on those discussions, determining whether to recommend to the Board that the CD&A be included in the Company's Proxy Statement.

  •
  appointing, compensating and overseeing compensation advisers; identifying and resolving any conflicts of interest with compensation advisers, and disclosing information required by Exchange Act Section 10C(c)(2) and related NYSE rules regarding retention and advice from such compensation advisors.

        The Board of Directors has affirmatively determined that, in its judgment, each member of the Compensation Committee meets the definition of an independent director as established by the NYSE. During the period from December 29, 2012 until January 17, 2013, Mr. Grant resigned from the Compensation Committee while serving as Interim CEO, and he resumed his position on the Compensation Committee when Mr. Malecha commenced work as CEO on January 17, 2013. A report of the Compensation Committee is set forth on page 50 of this Proxy Statement.

        Nominating/Corporate Governance Committee.    The Nominating/Corporate Governance Committee is governed by the Nominating/Corporate Governance Committee Charter, which is available on the Company's website (http://www.compassminerals.com). The Nominating/Corporate Governance Committee held five meetings and acted by unanimous consent three times during 2012. The functions of the Nominating/Corporate Governance Committee are described in the Nominating/Corporate Governance Committee Charter and include:

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  assessing and determining whether to recommend for re-election to the Board each incumbent director nearing the end of his or her term, taking into account his or her effectiveness, fit and potential future contribution if re-elected;

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  identifying, interviewing and nominating new candidates for election as directors at the next Annual Meeting of Stockholders (or a special meeting of stockholders at which directors are to be elected) and recommending new candidates to fill board vacancies that arise between stockholders' meetings;

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  recommending minimum qualifications for directors and committee appointments, committee chairs and Lead Independent Director to the Board;

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  developing and recommending policies and procedures for submissions by stockholders of director candidates and consideration of those candidates by the Board;

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  developing and recommending to the Board a set of corporate governance guidelines and principles applicable to the Company, and at least annually, recommending updates if necessary that reflect changes in legislation, listing standards or good corporate practices;

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  annually reviewing director independence and related party transactions and reporting any material transactions to the Audit Committee and Board of Directors as appropriate; and

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  at least annually, reviewing and evaluating its charter, and its own performance including its compliance with its charter.

        The Board of Directors has affirmatively determined that, in its judgment, each member of the Nominating/Corporate Governance Committee meets the definition of an independent director as established by the NYSE.

        Environmental, Health and Safety Committee.    The Environmental, Health and Safety Committee was established to monitor compliance with environmental, health and safety initiatives and policies adopted by the Company. The Environmental, Health and Safety Committee charter is available on the Company's website (http://www.compassminerals.com). The Committee held four meetings in 2012. The functions of the Environmental, Health and Safety Committee are described in its Charter and include:

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  reviewing and discussing with management the Company's results/metrics as such are related to environmental, health, safety and security;

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  meeting as scheduled with management relating to reviewing the Company's programs, policies and procedures and the results of management's compliance audits of these policies and procedures;

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  recommending to management and the Board of Directors, as appropriate, new or revised policies and practices on employee health and safety, the protection and enhancement of the environment; and product integrity and safety; and

  •
  at least annually, reviewing and evaluating its charter, and its own performance including its compliance with its charter and reporting the results of such evaluation, including any changes in procedures or policies to the Board of Directors.

 CORPORATE GOVERNANCE GUIDELINES

Confidentiality Policy

        Directors are required to protect and hold confidential all non-public information obtained because of their position as a director of Compass Minerals unless the Board of Directors has approved the disclosure of that information.

Anti-Hedging Policy

        The Company has adopted an anti-hedging policy that prohibits all directors, officers and employees from engaging in short sales of Company securities and from buying or selling put options, call options, or other derivatives of Company securities (or engaging in comparable transactions).

Stock Ownership Guidelines

        The Board has adopted a policy requiring each non-employee director and members of senior management to obtain and maintain ownership in Compass Minerals stock (or its equivalent) at specified levels. For non-employee directors, the ownership guideline is equal to five times the annual cash retainer, and is to be achieved within five years of joining the board of directors and maintained at least that minimum level for the duration of the director's tenure on the board. Directors deferred stock units are counted toward this ownership guideline.

        For senior Compass Minerals' management, the ownership guidelines vary depending upon the position. Restricted stock units count toward the ownership guideline for senior management as well as earned performance stock units. Stock options do not count toward the ownership guideline for senior management until exercised and issued as Compass Minerals' stock. See also "COMPENSATION FRAMEWORK—OUR POLICIES, GUIDELINES AND PRACTICES—Executive Stock Ownership Guidelines."

Consideration of Director Nominees; Director Qualifications

        The Board of Directors has adopted Corporate Governance Guidelines, which are available on the Company's website (http://www.compassminerals.com). The Corporate Governance Guidelines set forth, among other things, director qualification standards. While the selection of qualified directors is a complex, subjective process that requires consideration of many intangible factors, the Corporate Governance Guidelines provide that the Nominating/Corporate Governance Committee and the Board of Directors should take into account the following criteria, among others, in considering directors and candidates for the Board:

        The minimum qualifications for a director are: (a) personal integrity; (b) a degree from an accredited college or university; (c) five years successful experience in a senior responsible position; (d) good communication skills; (e) practical, mature business judgment; (f) experience in analyzing corporate financial statements; (g) experience and effectiveness working closely with a team of senior professionals; and (h) an understanding of organizational structure and accountability, delegation of authority, compensation practices and the dynamics of competitive businesses.

        The Nominating/Corporate Governance Committee reviews the experience, qualifications, attributes and skills that qualify each director or director nominee to serve on the Board of Directors, and the interplay of such director's and director candidate's experience, qualifications, attributes and skills with the Board as a whole, in addition to diversity and the minimum qualifications described above. In making such selections, the Company has viewed diversity broadly to include differences in customs, culture, thought, generational views, race, gender, skills, knowledge, experience and background. The Nominating/Corporate Governance Committee considers the elements of its charter in its annual evaluation of the effectiveness of its performance.

Procedures for Recommendations of Director Candidates by Stockholders

        The Nominating/Corporate Governance Committee will consider director candidates submitted by stockholders of Compass Minerals. Any stockholder who has beneficially owned more than 5% of the Company's common stock for at least one year wishing to submit a candidate for consideration should send the following information to the Company at 9900 West 109th Street, Suite 100, Overland Park, Kansas 66210, Attn: Secretary:

  •
  the name and address of the stockholder submitting the candidate as it appears on the Company's books, the number and class of shares owned beneficially and of record by such stockholder, the length of period held and proof of ownership of such shares;

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  name of the candidate, a detailed description of, among other things, the candidate's educational and employment background, material outside commitments (e.g., current employment responsibilities, memberships on other boards and committees, charitable foundations, etc.) and a listing of the candidate's qualifications to be a director (specifically in relation to the Corporate Governance Guidelines);

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  any information relating to such candidate that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to the Securities Exchange Act of 1934, as amended and rules adopted thereunder;

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  a description of any arrangements or understandings between the recommending stockholder and such candidate; and

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  a signed statement from the candidate confirming his or her willingness to serve on the Board of Directors and to complete and sign the Company's questionnaire addressing conflicts of interest and adherence to the Company's Code of Business Conduct and Ethics, if elected, and a completed and signed authorization and release for a typical background check.

        The Secretary of Compass Minerals will promptly forward such materials to the Nominating/Corporate Governance Committee chair. The Secretary will also maintain copies of such materials for future reference by that Committee when filling Board positions.

        If a vacancy arises or the Board decides to expand its membership, the Nominating/Corporate Governance Committee, with the involvement of the Lead Independent Director and the CEO, will develop a position description and criteria and will seek recommendations of potential candidates from a variety of sources that may include incumbent directors, stockholders, the Company's management and third-party search firms. At that time, the Nominating/Corporate Governance Committee will also consider potential candidates submitted by stockholders in accordance with the procedures described above. The Nominating/Corporate Governance Committee will then evaluate each potential candidate's educational background, employment history, outside commitments and other relevant factors to determine whether he or she is potentially qualified to serve on the Board. The Committee seeks to identify and recruit the best available candidates, and it intends to evaluate qualified stockholder candidates on the same basis as those submitted by other sources.

        After completing this process, the Nominating/Corporate Governance Committee will determine whether one or more candidates are sufficiently qualified to warrant further investigation. If the process yields one or more desirable candidates, the Committee will rank them by order of preference, depending on their respective qualifications and Compass Minerals' needs. The Nominating/Corporate Governance Committee chair, or another director designated by the Nominating/Corporate Governance Committee chair, will then contact the desired candidate(s) to evaluate their potential interest and provide opportunity for interviews with Nominating/Corporate Governance Committee members and with other directors. Based upon interview results, the candidate's qualifications, appropriate background checks, and input from the Lead Independent

Director, the CEO and other directors who have met the candidate, the Nominating/Corporate Governance Committee will then decide whether to recommend the candidate's nomination to the full Board.

        In addition, the Company's bylaws permit stockholders to nominate candidates for election as a director at an annual stockholder meeting. To nominate a candidate a stockholder must follow the procedure and deliver the information required by our bylaws. See also "ADDITIONAL FILINGS AND INFORMATION—Stockholder Proposals for 2014 Annual Meeting."

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        The Board of Directors has adopted the following procedures for stockholders or other interested parties to send communications to the Board or individual directors of the Company.

        Individuals seeking to communicate with the Board of Directors should submit their written comments to the Company at 9900 West 109th Street, Suite 100, Overland Park, Kansas 66210, Attn: Secretary. The Company's Secretary will forward all such communications (excluding routine advertisements and business solicitations and communications that the Secretary, in his or her sole discretion, deems to be a security risk or for harassment purposes) to each member of the Board of Directors or, if applicable, to the individual director(s) named in the correspondence.

        The Company reserves the right to screen materials sent to its directors for potential security risks and/or harassment purposes before forwarding interested party communications to the Board of Directors. The Company's Secretary will determine the appropriate timing for forwarding communications to the directors. The Secretary will consider each communication to determine whether it should be forwarded promptly or compiled and sent with other communications and other Board materials in advance of the next scheduled Board meeting.

        If an interested party wishes to communicate exclusively with the Company's Lead Independent Director or the non-management directors individually or as a group, such communication should be sent directly to the Company's Secretary who will forward any such communication directly to the Lead Independent Director or the non-management directors as specified. The Company's Secretary will first consult with and receive the approval of the Lead Independent Director before disclosing or otherwise discussing the communication with members of management or directors who are members of management.

        Although the Company does not have a formal policy regarding the attendance by members of the Board of Directors at the Annual Meetings of Stockholders, it encourages the members of the Board of Directors to attend. In 2012, all of the members of the Board of Directors then serving on the Board attended the Annual Meeting of Stockholders.

 REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee operates pursuant to a written charter, which has been approved and adopted by the Board of Directors and is reviewed and reassessed annually by the Audit Committee. The Audit Committee Charter is available in the Corporate Governance section of the Company's website (http://www.compassminerals.com). For the year that ended December 31, 2012, and as of the date of the adoption of this report, the Audit Committee consisted of four directors who met the independence and experience requirements of the New York Stock Exchange. The Board of Directors has determined that Mr. Premdas and Mr. Rothwell are each an "audit committee financial expert" as defined by the applicable rules of the Securities and Exchange Commission.

        The Audit Committee reviews Compass Minerals' financial reporting process on behalf of the Board of Directors and oversees the entire audit function, including the selection of independent registered public accountants. Management of the Company has the primary responsibility for the Company's financial reporting process, principles and internal controls, as well as preparation of its financial statements. The Company's independent registered public accountants are responsible for performing an audit of the Company's financial statements and expressing an opinion as to the conformity of such financial statements to accounting principles generally accepted in the United States.

        In fulfilling its responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements for the year that ended December 31, 2012, including a discussion of the acceptability and quality of the accounting principles, the reasonableness of significant accounting judgments and critical accounting policies and estimates, the clarity of disclosures in the financial statements and management's assessment and report on internal control over financial reporting. The Audit Committee also discussed with the Chief Executive Officer and Chief Financial Officer their respective certifications with respect to Compass Minerals' Annual Report on Form 10-K for the year that ended December 31, 2012, and discussed with management its assessment of internal controls over financial reporting.

        The Audit Committee reviewed with the independent registered public accountants who are responsible for expressing opinions on (i) the conformity of those audited financial statements with generally accepted accounting principles, and (ii) the effectiveness of internal controls over financial reporting, their judgments as to the acceptability and quality of Compass Minerals' accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and under the standards established by the Public Company Accounting Oversight Board (United States), including those matters required to be discussed by statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board for Independent Auditor Communications with Audit Committees concerning independence and has discussed those disclosures and other matters relating to independence with the independent registered public accountants.

        The Audit Committee discussed with Compass Minerals' internal auditors and independent registered public accountants the overall scope and plans for their respective audits. The Audit Committee met with the internal auditor and independent registered public accountants, with and without management present, to discuss the results of their examinations of Compass Minerals' internal controls, including controls over the financial reporting process and the overall quality of Compass Minerals' financial reporting.

        Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accountants. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accountants, nor can the Audit Committee certify that the independent registered public accountants are indeed "independent" under applicable rules. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee's members in business, financial and accounting matters.

        In reliance on the reviews and discussions with management and with the independent registered public accountants referred to above, and the receipt of an unqualified opinion from Ernst & Young LLP dated February 21, 2013, regarding the audited financial statements of Compass Minerals for the year that ended December 31, 2012, as well as the opinion of Ernst & Young LLP on the effectiveness of internal controls over financial reporting, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the Securities and Exchange Commission.

Perry W. Premdas, Chair Richard S. Grant Allan R. Rothwell Paul S. Williams

        The foregoing Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Compass Minerals specifically incorporates this information by reference and shall not otherwise be deemed to be filed with the SEC under such Acts.

 PROPOSAL 2—RATIFICATION OF
APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

Appointment of the Independent Registered Accounting Firm

        Ernst & Young LLP ("Ernst & Young") audited the Company's annual financial statements for the year ended December 31, 2012. The Audit Committee has appointed Ernst & Young to be the Company's independent registered accounting firm for the fiscal year ending December 31, 2013. The stockholders are asked to ratify this appointment at the Annual Meeting. The Company has invited representatives of Ernst & Young to be present at the Annual Meeting and expects that they will attend. If present, these representatives will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from the stockholders at the Annual Meeting.

Auditor Fees

        The following table shows the fees paid or accrued for audit and other services provided by Ernst & Young for fiscal 2012 and 2011 (in millions):

	2012	2011
Audit Fees(a)	$0.9	$0.9
Audit-Related Fees(b)	$0.1	$0.0
Tax Fees(c)	$0.2	$0.3
All Other Fees	$0.0	$0.0

Total	$1.2	$1.2

(a)
Relates to services for the annual financial statement audits included in our Annual Report on Form 10-K, quarterly reviews of the financial statements included in our Quarterly Reports on Form 10-Q, other financial statement audits that were required by SEC rules and reviews of other SEC filings.

(b)
Relates to audits of pension and retirement plans.

(c)
Relates to services for reviews of certain tax filings as well as research and advice on tax planning matters.

        The Audit Committee's policy is to pre-approve all audit and audit-related services provided by the independent registered accounting firm. The Audit Committee considers annually for pre-approval a list of specific services and categories of services for the upcoming or current fiscal year. All non-audit services that were not included in the pre-approved list are approved by the Audit Committee individually, in advance, in accordance with our policy. Any service that is not included in the approved list of services or that does not fit within the definition or authority limit of a pre-approved service is required to be presented separately to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, by other means of communication. The Audit Committee approved all audit and audit-related services provided by the independent registered accounting firm for 2012 and 2011.

        Under Company policy and/or applicable rules and regulations, the independent registered accounting firm is prohibited from providing the following types of services to the Company: (i) bookkeeping or other services related to the Company's accounting records or financial statements; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions; (vii) human resources; (viii) broker-dealer, investment advisor or investment banking services; (ix) legal services; and (x) expert services unrelated to the audit.

Vote Required For Ratification

        The Audit Committee was responsible for selecting Compass Minerals' independent registered accounting firm for fiscal year 2013. Accordingly, stockholder approval is not required to appoint Ernst & Young as Compass Minerals' independent registered accounting firm for fiscal year 2013. The Board of Directors believes, however, that submitting the appointment of Ernst & Young to the stockholders for ratification is a matter of good corporate governance. If the stockholders do not ratify the appointment, the Audit Committee will review its future selection of the independent registered accounting firm.

        The ratification of the appointment of Ernst & Young as Compass Minerals' independent registered accounting firm requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION
OF ERNST & YOUNG AS INDEPENDENT REGISTERED ACCOUNTING FIRM FOR 2013.

 PROPOSAL 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

        Stockholders have the opportunity to cast an advisory vote on the compensation of our named executive officers ("NEOs") again this year. The Company's current policy is to provide the stockholders with an opportunity to approve the compensation of the NEOs each year at the annual meeting of stockholders. It is expected that the next such vote will occur at the 2014 annual meeting of stockholders. With this "say-on-pay" proposal, you can elect to endorse or not endorse our executive compensation programs and policies and the compensation we paid our named executive officers in 2012.

        The say-on-pay vote is advisory, and therefore not binding on the Compensation Committee or Board of Directors. However, the Compensation Committee and the Board value the opinions expressed by stockholders and will consider the outcome of the vote when making future decisions regarding executive compensation programs.

        We design our executive compensation and benefits programs to create stockholder value by attracting, motivating, developing and retaining senior executives who can make significant contributions to the growth and development of our business.

        The Compensation Discussion and Analysis beginning on page 32 of this Proxy Statement describes in greater detail the Company's executive compensation program, the Compensation Committee's decisions for 2012, and alignment of the compensation program with our core objectives. Highlights include the following:

  •
  Competitive Total Compensation.  We target the value of the combination of base salary, annual incentive plan and long-term equity awards offered to our executives near median levels of our peer companies. Our independent compensation consultant and the Compensation Committee annually compare our executive compensation levels and elements with compensation levels and elements at other companies. NEO target total direct compensation for 2012 ranged from (18%) to (1%) below the peer group median for NEOs.

  •
  Pay for Performance Orientation.  Our executive compensation program consists of three principal elements (base salary, annual incentive plan award and long-term equity incentives) that are tied to performance and intended to align executives' and stockholders' interests.

  •
  Our Annual Incentive Plan ("AIP") is a variable performance-based element of executive compensation to reward the named executive officers for individual, business unit/function and overall Company results achieved in the most recently completed fiscal year. The AIP is based on performance compared to targeted goals for measurements of sales, earnings and cash flow, as well as personal performance factors (based on job description), and safety performance.

  •
  For fiscal 2012, our long-term incentive compensation consists of three equity vehicles that vest over varying time periods: (i) stock options, (ii) restricted stock units, and (iii) performance units. The ultimate value of the awards is variable and depends upon factors such as shareholder return and Company performance.

    We believe this mix of incentives motivates and rewards our executive officers for sustaining longer term financial and operational performance that should lead to increases in stockholder value.

  •
  Alignment with Long-Term Stockholder Interests.  Our executive compensation is weighted toward variable, at risk pay in the form of annual and long-term incentives, with a large portion of executive compensation tied to long-term performance. Also, 100% of long-term incentive awards are denominated and paid in equity rather than cash. In addition, the Company has adopted the follow policies:

  •
  Stock Ownership Guidelines—We focus our executives on long-term stockholder value by requiring our CEO to own Company stock equal to the lesser of five times base salary or 100,000 shares of common stock, and senior executives at Compass Minerals to own Company stock equal to the lesser of two times base salary or 24,000 shares of common stock.

    •
    No Repricing—Our Incentive Award Plan, as amended ("Incentive Award Plan"), expressly prohibits repricing awards without stockholder approval.

    •
    No Excise Tax Gross-Up Agreements—In 2012, we adopted a policy not to enter future arrangements to provide our executives with excise tax gross-ups. In February 2013, replacement agreements were signed eliminating tax gross-ups for any employees whose previous agreements included tax gross-ups.

Vote Required

        Advisory approval of the say-on-pay Proposal Three requires the affirmative vote of a majority of shares present at the meeting in person or by proxy and entitled to vote.

Recommendation

        The Board believes the Company's executive compensation programs use appropriate structures and sound pay practices that are effective in achieving our core objectives. Accordingly, the Board of Directors recommends that you vote in favor of the following advisory resolution:

        "RESOLVED, that Compass Minerals International, Inc. stockholders approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed pursuant to the Securities and Exchange Commission's compensation disclosure rules, including the Compensation Discussion and Analysis and Executive Compensation sections of the Company's Proxy Statement."

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
ADVISORY APPROVAL OF EXECUTIVE COMPENSATION.

 STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the amount of Compass Minerals' common stock beneficially owned by each director, each named executive officer (including Dr. Brisimitzakis, the retired CEO) during 2012, and all directors and executive officers as a group, and each beneficial owner of more than 5% of the Company's outstanding common stock as of March 8, 2013. Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power.

	Shares Beneficially Owned(1)
Name and Address of Beneficial Owner	Number	Percent
RS Investment Management Company LLC(2) 388 Market Street, Suite 1700 San Francisco, CA 94111	4,700,465	14.2%
Neuberger Berman Group LLC(3) 605 Third Avenue New York, NY 10158	3,975,983	12.0%
T. Rowe Price and Associates, Inc.(4) 100 E. Pratt Street Baltimore, MD 21202	2,468,218	7.4%
BlackRock, Inc.(5) 40 East 52nd Street New York, NY 10022	1,955,818	5.9%
The Vanguard Group(6) 100 Vanguard Boulevard Malvern, PA 19355	1,744,468	5.2%
Parnassus Investments(7) 1 Market Street, Suite 1600 San Francisco, CA 94105	1,668,913	5.0%
Bradley J. Bell(8)	49,224	*
Angelo C. Brisimitzakis(8)(9)	162,634	*
Gerald J. Bucan(8)(9)	30,669	*
Keith E. Clark(8)(9)	44,973	*
David J. D'Antoni(8)(10)	30,002	*
Eric Ford(8)	2,901	*
David J. Goadby(8)(9)	63,090	*
Richard S. Grant(8)	28,670	*
Francis J. Malecha(8)(9)	38	*
Perry W. Premdas(8)	21,016	*
Allan R. Rothwell(8)	10,976	*
Rodney L. Underdown(8)(9)	87,778	*
Paul S. Williams(8)	3,741	*
Amy Yoder(8)	698	*
All current directors and executive officers as a group (14 persons)(8)(9)(10)(11)	374,639	1.1%

*
Each having less than 1% of the Company's total outstanding common stock.

(1)
For purposes of this table, information as to the percentage of shares beneficially owned is calculated based on 33,276,623 shares of common stock outstanding, except that the ownership percentages shown for owners of more than 5% of the Company's common stock are based on the respective Schedule 13G Information Statements for December 31, 2012. The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within sixty days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person's ownership percentage, but not for purposes of computing any other person's percentage. Under these rules, more than one person may be deemed beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Except as otherwise indicated in these footnotes, each of the beneficial owners has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock.

(2)
Based on a Schedule 13G Information Statement filed by RS Investment Management Co. LLC on February 14, 2013 for December 31, 2012, disclosing that The Guardian Life Insurance Company of America, Guardian Investor Services LLC, and RS Investment Management Co. LLC have shared voting power over 4,588,592 shares of the Company's common stock, and shared dispositive power over 4,700,465 shares of the Company's common stock, which represented 14.2% of the Company's common stock at the time of filing. RS Global Natural Resources Fund has shared voting power and shared dispositive power over 2,046,197 shares of the Company's common stock, which represented 6.2% of the Company's common stock at the time of filing. According to the 13G, the Guardian Life Insurance Company of America is an insurance company and the parent company of Guardian Investor Services LLC and RS Investment Management Co. LLC.

(3)
Based on a Schedule 13G/A Amendment No. 3 Information Statement filed by Neuberger Berman Group LLC on February 14, 2013 for December 31, 2012, disclosing that Neuberger Berman Group LLC and Neuberger Berman LLC have shared voting power over 3,880,083 shares of the Company's common stock, and shared dispositive power over 3,975,983 shares of the Company's common stock, which represented 12.008% of the Company's common stock at the time of filing. Neuberger Berman Management LLC has shared voting power and shared dispositive power over 3,543,500 shares of the Company's common stock, which represented 10.702% of the Company's common stock at the time of filing, and Neuberger Berman Equity Funds has shared voting power and shared dispositive power over 3,316,400 shares of the Company's stock, which represented 10.016% of the Company's common stock at the time of filing.

(4)
Based on a Schedule 13G/A Information Statement filed by T. Rowe Price Associates, Inc. ("Price Associates") on February 12, 2013 for December 31, 2012, disclosing that Price Associates has sole voting power over 514,600 shares of the Company's common stock, and sole dispositive power over 2,468,218 shares of the Company's common stock, which represented 7.4% of the Company's common stock at the time of filing. As an investment adviser, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates informed us that it "expressly disclaims that it is, in fact, the beneficial owner of such securities."

(5)
Based on a Schedule 13G/A Information Statement filed by BlackRock, Inc. on February 8, 2013 for December 31, 2012, disclosing that BlackRock, Inc. has sole voting and dispositive power over 1,955,818 shares of the Company's common stock, which represented 5.91% of the Company's common stock at the time of filing. The 13G/A reports that beneficial owner subsidiaries of the parent holding company are BlackRock Advisors, LLC, BlackRock Investment Management, LLC, BlackRock Asset Management Australia Limited, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Advisors (UK) Limited, BlackRock Fund Advisors, BlackRock International Limited, BlackRock Institutional Trust Company, N.A., BlackRock Japan Co. Ltd., BlackRock Investment Management (UK) Limited.

(6)
Based on a Schedule 13G Information Statement filed by The Vanguard Group on February 12, 2013 for December 31, 2012, disclosing that The Vanguard Group has sole voting power over 24,616 shares of the Company's common stock, sole dispositive power over 1,721,652 shares of the Company's common stock, and shared dispositive power over 22,816 shares of the Company's common stock which represented 5.26% of the Company's common stock at the time of filing. The 13G reports that beneficial owner subsidiaries of the parent holding company are Vanguard Fiduciary Trust Company and Vanguard Investments Australia, Ltd.

(7)
Based on a Schedule 13G Information Statement filed by Parnassus Investments on February 8, 2013 for December 31, 2012, disclosing that Parnassus Investments has sole voting and dispositive power over 1,668,913 shares of the Company's common stock, which represented 5.04% of the Company's common stock at the time of filing.

(8)
The address of each of Messrs. B. Bell, G. Bucan, K. Clark, D. D'Antoni, E. Ford, D. Goadby, R. Grant, F. Malecha, P. Premdas, A. Rothwell, R. Underdown, P. Williams, Dr. A. Brisimitzakis and Ms. A. Yoder is c/o Compass Minerals International, Inc., 9900 W. 109th St., Suite 100, Overland Park, Kansas 66210.

(9)
Includes options that are currently exercisable or become exercisable within sixty days of March 8, 2013, RSUs and earned PSUs that vest within sixty days of March 8, 2013, and shares held in employees' 401(k) plans.

(10)
Includes 1,112 shares held by Mr. D'Antoni's wife.

(11)
Does not include shares beneficially owned by Dr. Brisimitzakis, who retired in 2012, but does include shares beneficially owned by Shelly Kinnune, an executive officer who was employed in May 2012.

 COMPENSATION DISCUSSION & ANALYSIS

        Our Compensation Discussion & Analysis ("CD&A") begins with an overview of our 2012 performance and compensation (including executive compensation goals and elements of compensation). The CD&A continues with a description of our compensation framework (our policies, guidelines and practices), and concludes with a discussion of our 2012 compensation decisions.

OVERVIEW OF 2012 PERFORMANCE AND COMPENSATION

        Fiscal 2012 Business Performance and Executive Pay Highlights.    In 2012, Compass Minerals' earnings were solid, but were under pressure as a result of some unusual weather-related effects, including on-going effects from both the 2011 tornado at its Goderich, Ontario salt mine and evaporation plant and unusually wet weather at the Company's solar evaporation ponds at the Great Salt Lake, Utah in 2011. In addition, mild winter weather persisted in both the first and fourth quarters of 2012 lowering sales of deicing products. Despite these events, our profitable results demonstrated strength and resilience in the face of both ordinary and extraordinary weather challenges while positioning us for improving performance going forward.

        Total compensation for our named executive officers ("named executives" or "NEOs") is targeted to stand near median levels for peer companies to provide competitive compensation to attract and retain executive talent. Total compensation is comprised of base salary, an annual incentive plan award opportunity, and a reasonable balance of long-term equity incentives (stock options, restricted stock units and performance stock units).

        For 2012, NEO base salaries ranged from (3%) below the median to 3% above the median of those of peer group companies as shown in the chart on page 40.

        The Annual Incentive Plan ("AIP") is a variable performance-based element of executive compensation to reward the named executive officers for individual, business unit/function and overall Company results achieved in the most recently completed fiscal year. The AIP is based on performance compared to targeted goals for measurements of sales, earnings and cash flow, as well as personal performance factors (based on organizational role), and safety performance.

        The 2012 AIP award targets were proposed, examined, and approved after a thorough analysis of the Company's 2011 operating results and financial projections for the 2012 operating plan. The 2012 financial award targets included a reasonably aggressive improvement factor over 2011. Our 2012 financial performance was affected by some uncontrollable weather events, particularly the milder than average winter weather in the markets we serve. Consequently, actual 2012 results of combined business-unit adjusted EBITDA (earnings before interest, taxes, depreciation, depletion and amortization, adjusted by other income/expense and other special charges or income), combined business-unit net operating cash flow, and combined business-unit net sales, were lower than the goals set in the 2012 annual operating plan, which significantly reduced payouts when compared to target compensation.

        Our emphasis on safety improvement is reflected in the consolidated safety improvement multiplier for AIP awards. This year the consolidated safety improvement multiplier was 109.3% because the Company's consolidated safety results favorably exceeded our safety target by 23%.

        The 2012 AIP payouts for the named executives as shown on the tables beginning on page 51 ranged from 28% to 47% of target based on individual and applicable business-unit performance.

        Long-term incentives comprise approximately 55% of CEO compensation and approximately 41% of other named executive compensation for 2012. Grants take the form of stock options, restricted stock units ("RSUs") and performance stock units ("PSUs"). The target value mix of 2012 long-term incentive awards for the CEO was 30%-40%-30% of stock options, RSUs, and PSUs, respectively, and an approximately similar mix for the other named executives.

        PSUs are earned based on our total shareholder returns compared to our investment peers in each of three separate years in the vesting period, and the cliff vesting feature encourages executives to remain with the Company. PSUs are earned relative to the total shareholder return of other companies operating in the same economic environment (Russell 2000 companies for 2010 PSU grants, and Russell 3000 companies for 2011 and 2012 PSU grants.) In 2012, PSUs granted in 2011 and 2012 and attributable to the 2012 performance period earned 90.0% of the award target and PSUs granted in 2010 and attributable to the 2012 performance period earned 92.5% of the award target.

        The ultimate value of the awards is variable and primarily depends upon such factors as total shareholder return, both relative to other companies and on an absolute basis, and Company performance. We believe this mix of incentives motivates and rewards our executive officers for sustaining longer term financial and operational performance that aligns with executive and investor goals to increase shareholder value.

        Corporate Governance Highlights.    The Compensation Committee is briefed regularly on best practices and corporate governance developments relating to executive compensation. Our executive compensation policies and practices include:

  •
  Independent compensation committee.  The committee, which is comprised solely of independent directors, approves all compensation for our named executives.

  •
  Independent compensation consultant.  The Compensation Committee has retained an independent compensation consultant.

  •
  Limited perquisites.  Our executives receive only minimal perquisites.

  •
  No repricing.  Our 2005 Incentive Award Plan, as amended ("Incentive Award Plan"), expressly prohibits repricing awards without stockholder approval.

  •
  No excise tax gross-ups.  In 2012, we adopted a policy not to enter future arrangements to provide our executives with excise tax gross-ups. In February 2013, replacement agreements were signed eliminating tax gross-ups for any employees whose previous agreements included tax gross-ups.

  •
  No pensions or SERPS.  We do not provide our executives with pensions or supplemental executive retirement plans.

  •
  Clawbacks.  We have clawback provisions in our Incentive Award Plan.

  •
  Share ownership guidelines and retention requirement.  We have share ownership guidelines requiring our CEO to own Company stock equal to the lesser of five times base salary or 100,000 shares of common stock, and senior executives at Compass Minerals to own Company stock equal to the lesser of two times base salary or 24,000 shares of common stock.

  CEO Retirement Agreement

        On October 1, 2012, we entered into a retirement agreement (the "Retirement Agreement") with our former Chief Executive Officer, Dr. Brisimitzakis. The Retirement Agreement provided, among other things, for (i) a retirement payment of $1.648 million to be paid after June 30, 2013, (ii) COBRA payments for 18 months following retirement, and (iii) vesting of unvested restricted stock units and stock options on the retirement date. In addition, Dr. Brisimitzakis may exercise his stock options on or before the earlier of June 30, 2014, or the normal expiration date of such options. His PSUs will continue to vest as if his employment continued through the performance period of the awards. Dr. Brisimitzakis is eligible to receive his 2012 performance-based incentive compensation, subject to attainment of performance objectives under the plans.

  Interim CEO Arrangements

        Richard S. Grant, our Lead Independent Director, served as the Company's Interim Chief Executive Officer for the final three days of 2012 and until the arrival of Mr. Francis Malecha, our new Chief Executive Officer. Mr. Grant's service as Interim CEO makes him a "named executive officer" for purposes of the SEC's disclosure rules. We entered into an agreement with Mr. Grant pursuant to which he served as the Interim CEO after Dr. Brisimitzakis' retirement until the new CEO commenced employment on January 17, 2013. The agreement provided for payment in the form of Board of Director service fees of an additional $50,000 per month, pro-rated for partial months. Board and committee fee amounts continued to be paid, but the Lead Independent Director fee was eliminated for the period that Mr. Grant served as Interim CEO. Mr. Grant was reimbursed for out of pocket travel and interim living expenses incurred in his Interim CEO role. He did not serve on the Compensation and Audit Committees during his tenure as Interim CEO.

        The discussion in this Compensation Discussion and Analysis does not otherwise relate to Mr. Grant's compensation as Interim CEO, and references herein to the compensation of our named executives do not include Mr. Grant.

  New President and CEO Agreement

        Francis J. Malecha, the Company's new President and Chief Executive Officer, joined the Company on January 17, 2013. On January 5, 2013, the Company entered into an employment agreement with Mr. Malecha to serve as the Company's President and CEO. The employment agreement is effective as of January 17, 2013, terminates after five years on January 17, 2018, but automatically extends for successive one-year periods unless the Company provides sixty-day advance written notice of non-renewal, or unless earlier terminated as provided therein. This agreement addresses, among other things, base compensation, Annual Incentive Plan award payments, and long term equity awards. Because Mr. Malecha's service as our new President and CEO did not begin until 2013, he was not a named executive during 2012 and the discussion in this Compensation Discussion & Analysis does not otherwise relate to him.

OUR EXECUTIVE COMPENSATION GOALS

        Our executive compensation program is designed to promote stockholder interests by aligning compensation with the realization of Compass Minerals' business objectives and shareholder value. The objectives of Compass Minerals' compensation program are as follows:

  •
  Encourage superior performance, promote accountability and ensure that executive interests are aligned with the interests of stockholders.

  •
  Attract, develop, and retain highly qualified people.

  •
  Motivate and reward employees for the achievement of Compass Minerals' measures of success:

  •
  Total stockholder return, as measured by stock price appreciation and dividends;

  •
  Company financial and safety performance; and

  •
  Individual performance on specific financial, operational, strategic and personal goals.

  •
  Reinforce and motivate full use of Compass Minerals' resources to maximize earnings, cash flow and growth, all within a safe environment, and with a view to long term sustainability.

Total compensation is targeted to stand near median levels for peer companies to provide competitive compensation to attract and retain executive talent. The majority of the compensation for our named executive officers is paid only as progress is made toward corporate objectives and as shareholder value is created.

COMPENSATION ELEMENTS

        The following summarizes the primary compensation tools we use to reward, align and retain our named executives, and the table below provides an overview of the elements of compensation. We seek to reward high performance while recognizing that events such as weather patterns, the economic business cycle, or commodities pricing volatility can influence actual financial results in any given year. We rely on these same compensation elements for all of our executive officers. Each of the primary elements is discussed in more detail after the table.

Compensation Component	Purpose	Key Features

Base Salary	Provides a fixed competitive level of cash compensation for services rendered.	Named executives are eligible for merit and market-related adjustments each year.

Annual Cash Incentive (Annual Incentive Plan or "AIP")	Motivates and rewards for achievement of annual financial, non-financial and individual performance goals.
Establish a clear linkage between annual business results and alignment of compensation for executives and key management contributors.
Reward employees for achieving and exceeding individual and Compass Minerals objectives.
Promote teamwork across Business Units and Functions.
Reinforce and motivate participants to fully utilize Compass Minerals resources and continual efforts to maximize earnings, cash flow and growth.
Establish safety results as an important business goal, impacting all AIP awards based on performance.	The Compensation Committee approves a general funding level based on Company performance against pre-established financial goals.
The Committee then determines individual payouts for each named executive officer based on (1) business-unit performance, (2) individual contribution, and (3) a safety improvement multiplier.
Awards are paid only if goals are achieved. Payouts for business-unit performance are at 100% of target when the goal level is achieved. There is no payout if 75% or less of the goal is achieved and payout of up to 200% of target if 125% or greater of the goal is achieved.

Long-term Equity Incentives (stock options, restricted stock units "RSUs", and performance stock units "PSUs")	Motivates and rewards for successful delivery of increased shareholder value. Earn-out and payout over time encourages focus on sustainability and encourages retention.	In all forms, equity grants combined with share ownership guidelines allow executives to accumulate a meaningful stake over time and align executive and stockholder interests.
Stock Options: Future stock option value is based on stock price appreciation, which aligns with stockholder interests. Four-year ratable vesting schedule promotes retention.
Restricted Stock Units: RSUs cliff vest after three years, encouraging executives to stay with the Company, and the RSU value is directly linked to our stock price.
Performance Stock Units: PSUs are earned based on our shareholder returns compared to our investment peers in each of three separate years in the vesting period, and the cliff vesting feature encourages executives to remain with the Company. PSUs are earned relative to the total shareholder return of other companies operating in the same economic environment.

Base Salary

        Base salary provides a fixed level of cash compensation for services rendered, competitive with base salaries at peer companies for comparable talent and responsibilities

Annual Incentive Plan

        Our Annual Incentive Plan, established under the Incentive Award Plan, is a variable performance-based element of executive compensation to reward the executive officers for individual, business unit/function and overall Company results achieved in the most recently completed fiscal year. The AIP is based on financial performance and personal performance factors (based on organizational role), multiplied by a safety performance factor (based on achieving target safety improvement goals). All cash awards under the Annual Incentive Plan (1) are based on predetermined annual performance related criteria (and are therefore not considered standard payment for services and are not guaranteed), and (2) are granted by the Compensation Committee (upon recommendation of the CEO in the case of executives who report to the CEO.) For 2012, the Compensation Committee determined the degree to which the CEO achieved personal goals, and acting on input from the CEO, determined the degree to which other named executive officers achieved their personal goals. Stockholders originally approved the Incentive Award Plan in 2005, and re-approved certain provisions of the Incentive Award Plan pursuant to Section 162(m) of the Tax Code in 2010.

        Annual Incentive Plan Award Target Amount.    After setting the Company's financial performance goals, the Compensation Committee determined the Annual Incentive Plan award target amount for each named executive officer denominated as a percentage of base salary. These percentages were determined with input from the Company's independent compensation consultant for 2012, Pearl Meyer & Partners ("PM&P"), and were generally consistent with median incentive award percentages for peer companies. For fiscal year 2012, the Annual Incentive Plan award target amount for Dr. Brisimitzakis was 90% of base salary. For the other named executive officers, the AIP award target amount was between 50% and 55% of base salary. The Compensation Committee set these percentages near median levels for peer companies to provide competitive cash compensation to attract and retain executive talent. This portion of compensation is paid only as threshold levels of goal attainment are exceeded.

        Personal Performance Goals.    A portion (20%) of each named executive officer's Annual Incentive Plan award target amount is based on personal performance. The Board of Directors establishes CEO personal performance goals under the Annual Incentive Plan, and the CEO establishes personal performance goals for other executives. The goals are a combination of the current year and longer term business goals, both of which have an important role in increasing value for our stockholders. Each NEO has multiple personal performance goals. These personal performance goals are both quantitative and qualitative and include key Company strategic goals as well as goals which are specific to each individual's area of accountability. The personal performance goal payment amount can range from 0% to 200% of the target amount.

        Computation Based on Responsibilities and Business Unit Results.    As reflected in the two headings of the following chart, the responsibilities of the named executive officers determine the percentage of each component under the Annual Incentive Plan. These percentages reflect the Company's emphasis on Adjusted EBITDA as a primary financial measure to evaluate our operating performance because it serves as a measure of the corporate earnings while excluding the non-operating elements of resource allocation, cost of capital and income tax positions. The Company concluded that net operating cash flow and combined net sales are also important measures of performance that should be reflected in the AIP calculations. Performance award targets for "corporate" executive officers (i.e., Chief Executive Officer and Vice President, Strategic Development) differ from performance award targets for business-unit executive officers to emphasize the business-unit executive officers' specific responsibility for their business-units. Mr. Underdown serves in a dual capacity as Chief Financial Officer and Vice President, Compass Minerals U.K., with responsibilities attributable to both a corporate participant and a business-unit participant for purposes of the AIP calculations. To recognize this uniquely divided responsibility for 2012, Mr. Underdown's 2012 AIP payout is based on a 75% corporate/25% business-unit split due to his dual responsibility of overall corporate management as well as management of a specific business unit.

% AIP Component	CORPORATE PARTICIPANT	% AIP Component	BUSINESS-UNIT PARTICIPANT
50%	Combined Weighted Average Business-Unit Adjusted EBITDA	25%	Combined Weighted Average Business-Unit Adjusted EBITDA
		25%	Business-Unit Adjusted EBITDA
20%	Combined Weighted Average Business-Unit Net Operating Cash Flow	10%	Combined Weighted Average Business-Unit Net Operating Cash Flow
		10%	Business-Unit Net Operating Cash Flow
10%	Combined Weighted Average Business-Unit Net Sales Revenue	5%	Combined Weighted Average Business-Unit Net Sales Revenue
		5%	Business-Unit Net Sales Revenue
20%	Personal Performance Goals	20%	Personal Performance Goals

100%		100%
+/-10%	Safety Improvement Multiplier (100% Consolidated)	+/-10%	Safety Improvement Multiplier (Average of Business-Unit and Consolidated)

        Operating Cash Flow is Adjusted EBITDA less capital spending, with the addition or subtraction of changes in receivables, inventory, accounts payable, accrued expenses and accrued salaries and wages, each as applicable to the Business-Unit and on a combined basis. Net Sales Revenue is sales less shipping and handling cost, each as applicable to the Business-Unit on a combined basis.

        The actual results are compared to the Annual Incentive Plan goals to calculate the payout percentage for each component shown above. Awards for combined weighted average computations are calculated based on a sum of the payouts for each individual business-unit, with weighting based on each business-unit's percentage of the combined business-unit target for that AIP component. This weighting structure was established so that the Company combined measures are less sensitive (either positively or negatively) to results of individual business units. The Compensation Committee concluded that a structure that ensured attention to the performance of all business units aligns the corporate level payout structure to the long-term interests of the Company and its stockholders.

        Financial Targets.    Award levels under the Annual Incentive Plan with respect to Adjusted EBITDA, net operating cash flow and net sales goal components are based on combined weighted average and individual business-unit performance as follows:

PERCENT OF GOAL ACHIEVED	PERCENT OF AIP AWARD TARGET PAID
Less than or equal to 75%	0%
100%	100%
125% or greater	200% (maximum)

        Annual incentive target achievement is determined on a linear sliding scale based on the achievement of more than 75% of the goals. The maximum potential award equals 200% of the AIP award target.

        Comparing the Annual Incentive Award Target to Financial Results and to Personal Performance Goal Results.    The Company computes the Annual Incentive Plan award (i) from financial results as certified by the CFO, and (ii) from personal performance goal results, to determine the applicable AIP payout. The overall AIP award amount is then multiplied by a safety improvement multiplier as described below.

        Safety Improvement Multiplier.    The Company and the Compensation Committee consider our safety performance a critical factor for measuring the success of all Company executives and therefore use as a component of executive total compensation a safety improvement multiplier ("Safety Improvement Multiplier") to encourage and reward safe operations. The Safety Improvement Multiplier is calculated based on measurable safety goals established for each Business-Unit that represent an improvement over the average of the prior three years' safety results. The Safety Improvement Multiplier is applied on a linear sliding scale to the named executive officer's combined Annual Incentive Plan award for all components calculated above as follows:

SAFETY RATING ACHIEVED	MULTIPLIER APPLIED
25% or more improvement beyond goal	1.1
100% of goal	1.0
25% or more shortfall below goal	0.9

        The safety goals within the Safety Improvement Multiplier of the Annual Incentive Plan are based on the "incidence rate" defined by regulations of the U.S. Occupational Safety & Health Administration ("OSHA") and Mine Safety & Health Administration ("MSHA").

Long-Term Equity Incentives

        As part of our market competitive pay package to encourage continued service and increase shareholder value by aligning executive officers' interests with stockholders, we provide long-term equity grants that are designed to increase in value with an increase in the value of Company stock. In 2012, the Compensation Committee approved long-term equity incentive grants to named executive officers under Compass Minerals Incentive Award Plan in three forms: (1) stock options, (2) RSUs, and (3) PSUs. The Compensation Committee allocated a combination of stock options, RSUs and PSUs to achieve management incentive objectives. In view of the greater expected per share value of RSUs and PSUs when compared to the per share value of stock options (based on the Black-Scholes method), executives are typically awarded fewer RSUs and PSUs than stock options. The target value mix of 2012 long-term incentive awards for the CEO was 30%-40%-30% of stock options, RSUs, and PSUs, respectively, and an approximately similar mix for the other named executives.

        Stock Options.    For 2012, the Company granted stock options that vest 25% each year over a four-year period.

        Restricted Stock Units.    For 2012, the Company granted RSUs under the Incentive Award Plan pursuant to a Performance-Based Restricted Stock Unit Award Agreement. Eligible grantees may be awarded RSUs, with each unit representing the right to receive one share of the Company's common stock. RSU's are subject to the terms and conditions of the Performance-Based Restricted Stock Unit Award Agreement, which include (i) satisfaction of an initial year performance hurdle, (ii) a three-year vesting period beginning on the grant date and ending on the third anniversary of such grant date, (iii) forfeiture of RSUs unless the specified performance hurdle is satisfied, (iv) forfeiture of non-vested RSUs upon termination of employment with the Company or its subsidiaries prior to vesting unless certain conditions apply, and (v) immediate vesting following a change of control, subject to certain conditions. If the performance hurdle is satisfied, accrued dividend equivalents are paid once annually in an amount equal to the amount of per share dividends paid to stockholders for the year. If the performance hurdle is not satisfied, the RSUs will be forfeited and no dividend equivalents will be paid. Dividend equivalents are shown in Footnote 2 to the "2012 SUMMARY COMPENSATION" table on page 51 below.

        Performance Stock Units.    For 2012, the Company issued a Three-Year Performance Stock Unit Award Agreement (the "Performance Award Agreement") under the Incentive Award Plan. Pursuant to the Performance Award Agreement, eligible grantees may be awarded PSUs with each unit representing the right to receive one share of the Company's common stock. These PSUs are divided into three approximately equal tranches (rounded to the near whole unit), and are subject to the terms and conditions of the Performance Award Agreement which include (i) satisfaction of annual performance criteria related to each of the three tranches, (ii) a three-year vesting period beginning on the grant date and ending on the third anniversary of such grant date, (iii) forfeiture of non-vested PSUs unless the applicable performance criteria are satisfied, (iv) forfeiture of non-vested PSUs upon termination of employment with the Company or its subsidiaries prior to vesting unless certain conditions apply, and (v) immediate vesting following a change of control, subject to certain conditions. The performance criterion for each tranche of PSUs granted in 2012 is based on the Company's total shareholder return percentile compared to the companies comprising the Russell 3000 Index during the annual performance period for each tranche. Once granted, payout of PSUs can range from 0% (if Company total shareholder return is below the 30th percentile) to 150% (if Company total shareholder return exceeds the 70th percentile). A PSU payout of 100% applies at the 50th percentile. The grantee has no voting rights with respect to the PSUs. The PSUs granted in 2012 and 2011 include dividend equivalent rights for shares earned.

Other Elements of Compensation

        In addition to the three primary elements of our total compensation program, we have adopted other compensation elements consistent with the same compensation philosophy. These additional elements include retirement and deferred compensation programs, post-termination compensation and limited perquisites.

        Savings Plan.    The Savings Plan is a qualified benefit plan for eligible United States employees, including our U.S. based executive officers, consisting of three components: 401(k) employee contribution/employer match, profit sharing, and 1% employer contribution consisting of Compass Minerals common stock. Participants are eligible to participate immediately upon hire. An eligible employee may contribute from 0% to 60% of base pay into his or her 401(k) account subject to IRS annual limits on contributions and compensation. The Company matches employee contributions up to 6% of salary, equal to 100% of the first 3% of eligible compensation, and 50% of the next 3% of eligible compensation. Additional discretionary profit sharing contributions may be made by Compass Minerals as a percentage of salary based on EBITDA goal achievement and employee age.

        Restoration Plan.    We have also established a Restoration Plan, a non-qualified deferred compensation plan which allows our key United States employees, including executive officers, to defer a portion of his/her base salary and/or his/her award into a retirement plan. This non-qualified program does not provide enhanced benefits to executives, but does restore the benefits lost due to income limitations required by our tax-qualified savings plan. Investment returns are consistent with returns of the investment options available in our qualified Savings Plan as elected by the employee (except for Compass Minerals stock, which is not an investment option under the Restoration Plan). If an executive participates in the Restoration Plan, his or her accounts are credited with this elective deferral amount plus an amount equal to the matching and profit sharing contributions that would have been made under our Savings Plan had IRS regulations permitted the additional contributions. The amount of our contributions to the Restoration Plan is included in the "NON-QUALIFIED DEFERRED COMPENSATION FOR 2012" table below.

        Perquisites, Life Insurance and Disability Payments.    Pursuant to the terms of Dr. Brisimitzakis' employment agreement, we provided him with payments in the event of disability which results in termination, and reimbursement of $2,000 (inflation-adjusted) for the purchase of additional life insurance. We provide all named executive officers with group life insurance coverage under the standard employee benefit plan, except that we did not provide insurance for the Interim CEO. Executive officer perquisites consist of supplemental disability income provided in the event of total disability (a taxable benefit), and payment up to $3,000 annually for an annual executive physical beyond the standard physical available to all United States employees under our standard healthcare plan.

        Defined Benefit Plans.    We do not have defined benefit plans covering our executive officers.

2012 COMPENSATION DECISIONS

Base Salary

        In setting base salaries for 2012, the Compensation Committee considered (1) the relationship between Compass Minerals' salary levels and peer company levels with a view towards recruiting and retaining talent, and (2) the experience, knowledge, responsibilities and performance of the individual named executive officer. Peer companies are described below under "COMPENSATION FRAMEWORK—The Role of Peer Groups and Benchmarking." Base salaries for 2012 reflected salary increases effective April 1, 2012 that ranged from 1.5% to 9.7% as shown in the fourth column of the table below:

Name and Principal Position	CMP Base Salary Effective April 1, 2011	CMP Base Salary Effective April 1, 2012	Percentage Change April 1, '11 to '12	2012 Median Base Salary of Peer Group(1)	Percentage Difference from Median Base Salary of Peer Group(1)
Angelo C. Brisimitzakis Former President & Chief Executive Officer	$800,000	$824,000	3.0%	$848,000	(3%)
Rodney L. Underdown Vice President, Chief Financial Officer & General Manager	$364,534	$400,000	9.7%	$419,000	(5%)
Gerald J. Bucan Vice President & General Manager	$300,416	$309,428	3.0%	$318,000	(3%)
Keith E. Clark Vice President & General Manager	$347,256	$357,674	3.0%	$346,000	3%
David J. Goadby Vice President, Strategic Development(2)	$324,715	$329,554	1.5%	$329,000	0%

(1)
Negative percentage indicates that Compass Minerals salary is below the peer group median.

(2)
Amounts in local currency were converted to U.S. dollars based on an average $/£ exchange rates of 1.5861 for 2012 and 1.6097 for 2011.

        The percentage difference from corresponding median base salaries of the companies in the peer group are shown in the sixth column above. NEO base salaries for 2012 ranged from (5%) below the median to 3% above the median of those of peer group companies.

Annual Incentive Plan

        Goals for 2012 were specified for each of these four key areas (three financial and one personal), plus a safety improvement multiplier:

  1.
  Combined Business-Unit Adjusted EBITDA (earnings before interest, taxes, depreciation, depletion and amortization, adjusted by other income/expense and other special charges or income).

  2.
  Combined Business-Unit Net Operating Cash Flow (Combined Business-Unit Adjusted EBITDA less capital spending and adding or subtracting changes in business-unit working capital, excluding cash).

  3.
  Combined Business-Unit Net Sales (gross revenue minus shipping and handling costs).

  4.
  Personal Performance Goals

  5.
  Safety Incidence Rates (Safety Improvement Multiplier, which we use to encourage and reward safe operations and which is further discussed above in "Safety Improvement Multiplier.")

"Combined" as used in this discussion refers to an aggregation of business unit goals or results, as applicable.

        The Compensation Committee selected the foregoing performance goals because they are important indicators of increased shareholder value.

        Actual 2012 Annual Incentive Plan Payments.    The specific payment amounts are shown in the "2012 SUMMARY COMPENSATION" table on page 51. All AIP awards are approved by the Compensation Committee following its review and approval of plan objectives and achievement levels, which are certified by the CFO, as well as individual personal performance goal achievement and calculation of the Safety Improvement Multiplier.

        Performance goals and results are shown below. The 2012 annual operating plan was established during the fourth quarter of 2011 and was based on considerations including 2011 results, a targeted improvement for fiscal year 2012, and the anticipated 2012 business environment. Actual Combined Business-Unit Adjusted EBITDA, Combined Business-Unit Net Operating Cash Flow, and Combined Business-Unit Net Sales were lower than the 2012 annual operating plan, due in large part to much milder winter weather in the deicing markets served. In addition, mild winter weather persisted in both the first and fourth quarters of 2012, lowering sales of the Company's deicing products. Despite these events, our profitable results demonstrated strength and resilience in the face of both ordinary and extraordinary weather challenges while positioning us for improving performance going forward. Because the Company's consolidated safety improvement factor results were above the improvement goal for 2012, the consolidated safety improvement multiplier was 109.3% for AIP awards for 2012. These results are reflected in the final Annual Incentive Plan payment levels in the "2012 SUMMARY COMPENSATION" table below.

Performance Measure	Performance Goal (In Millions)	Actual Result (In Millions)	Percentage Above (Below) Performance Goal
Combined Business-Unit EBITDA	$361.2	$246.5	(31.8%)
Combined Business-Unit Net Operating Cash Flow	$ 99.6	$108.0	8.4%
Combined Business-Unit Net Sales	$897.4	$708.2	(21.1%)

        The personal performance goals component of the Annual Incentive Plan provides for a payment range of 0% to 200% of this 20% target amount. The Compensation Committee determines named executive officers' actual achievement of personal performance goals. Award amounts for personal performance goals ranged from 25% to 110% of target amounts for 2012.

Long-Term Equity Incentives

        2012 equity awards were based on peer total direct compensation data as discussed in more detail below.

        Stock Options.    For 2012, the Company granted stock options that vest 25% each year over a four-year period.

        Restricted Stock Units.    For 2012, the performance hurdle for RSUs was satisfied, and RSUs were earned. In addition, dividend equivalents attributable to RSUs were determined to have been earned in 2012, and were subsequently paid in March 2013.

        Performance Stock Units.    Earned PSUs are based on the Company's total shareholder return compared to an objective standard. All 1st, 2nd and 3rd tranches of PSUs granted in 2012, 2011 and 2010, respectively, are earned based on the Company's annual total shareholder return percentile compared to the companies comprising the Russell 3000 Index (for 2012 and 2011 grants) and companies comprising the Russell 2000 Index (for 2010 grants). The standard changed from the Russell 2000 to the Russell 3000 index in 2011 because the Company's market capitalization grew, moving it out of the Russell 2000 index. The Company's 2012 annual total shareholder return was 11.48%.

        Once granted, PSUs earned can range from 0% of the grant amount (if Company total shareholder return is below the 30th percentile) to 150% of the grant amount (if Company total shareholder return equals or exceeds the 70th percentile). If Company total shareholder return is at the 50th percentile, 100% of the PSUs granted are earned. Results are interpolated between threshold and target, as well as between target and maximum. Under the Performance Award Agreement, an executive must be employed for the entire period to earn the awards.

	2012 PSU Performance Period
	CMP TSR	Peer Midpoint TSR	Percentile Achieved	% of Granted Amount Earned
2010 PSU Grant(a)	11.48	13.6	47	92.5
2011 PSU Grant(b)	11.48	14.5	46	90.0
2012 PSU Grant(c)	11.48	14.5	46	90.0

(a)
For the third of three tranches from the 2010 grant, based on the Company's 2012 annual total shareholder return ("TSR") vs. companies that comprise the Russell 2000 Index.

(b)
For the second of three tranches from the 2011 grant, based on the Company's 2012 annual total shareholder return vs. companies that comprise the Russell 3000 Index.

(c)
For the first of three tranches from the 2012 grant, based on the Company's 2012 annual total shareholder return vs. companies that comprise the Russell 3000 Index.

COMPENSATION FRAMEWORK—OUR POLICIES, GUIDELINES AND PRACTICES

Our Compensation Philosophy

        To best achieve our compensation objectives, our program is designed to:

  •
  Drive results.  The program emphasizes variable, incentive award opportunities which are payable if specified goals are achieved or Compass Minerals' stock price appreciates. The largest part of the incentive award for named executive officers is focused on long-term performance based on Compass Minerals' return to stockholders. For named executive officers, Compass Minerals provides annual incentive awards and long-term equity incentive opportunities which depend on our performance and are designed to represent the majority of named executive officers' total compensation.

  •
  Reward individual performance.  Salary, annual incentive plan awards, and long-term equity awards are based on an individual's job (role and level), experience, and performance against specified financial, operational and strategic business goals (as appropriate to the individual's position). Also considered are Compass Minerals' performance, the desired pay relationships among executive employees and market practices.

  •
  Be competitive and encourage continued service.  The pay program design and levels are set considering the practices of similar companies with which we compete for talent. All of our long-term incentive awards are subject to a vesting schedule which provides an incentive for continued employment.

  •
  Be cost effective.  Annual incentive awards are earned as specified goals are achieved and contain a maximum limit for each employee.

  •
  Align interests with stockholders.  Long-term equity awards are granted, including restricted stock units, performance stock units, and stock options. Executives are required to maintain a minimum level of stock ownership to encourage executives to manage from an owner's perspective and align their financial interest with those of Compass Minerals' stockholders.

  •
  Improve safety.  Meeting employee safety improvement goals is a key factor of our annual incentive plan awards.

        Our executives' target total compensation opportunity is intended to stand near the median of total executive compensation programs of our peer companies. Actual total compensation earned by each executive will be above or below the median of our peer companies, depending on the Company's performance, as well as the individual performance of each executive.

Independent Compensation Committee Determines All Executive Compensation

        The Compensation Committee determines all compensation for the named executive officers. All four Compensation Committee members are independent directors. For three days at the end of 2012, Mr. Grant resigned from the Compensation Committee while he served as Interim Chief Executive Officer. There were three independent directors serving as Compensation Committee members during that period. The Compensation Committee's function is more fully described in its charter, which is available at http://www.compassminerals.com under "Corporate Governance" in the "About Us" section of the website.

        During the first quarter of each fiscal year, the Compensation Committee conducts an evaluation of each named executive officer and others to determine if any changes in the officer's compensation are appropriate based on a market analysis conducted by an independent compensation consultant, executive performance, and the Company's overall financial performance. The CEO does not participate in the Compensation Committee's deliberations or decisions with regard to his compensation. At the Compensation Committee's request, however, the CEO reviews with the Compensation Committee the performance of the other named executive officers, but no other named executive officer has any input into executive compensation decisions. The Compensation Committee gives considerable weight to the CEO's evaluation of the other named executive officers because of his direct knowledge of each officer's performance and contributions. For each officer, the Compensation Committee members consider executive performance and data from the consultant to determine independently each component of compensation based on their collective assessment of the officer's performance as well as Compass Minerals' overall financial performance. Dr. Brisimitzakis provided input in this process as CEO in 2012.

The Role of Compensation Consultants

        The Compensation Committee selected and directly retained the services of Pearl Meyer & Partners, an independent executive compensation consulting firm, for professional advice regarding the 2012 compensation described in this proxy statement. PM&P was first engaged in June 2011. References in this proxy statement to the "compensation consultant" mean PM&P, unless otherwise indicated.

        The compensation consultant reports to the Compensation Committee. With respect to setting 2012 executive compensation, the Compensation Committee used PM&P to obtain comparative executive and director compensation information benchmarked to specific peer groups that compete with us in labor markets and that follow similar pay models, and periodically sought input from PM&P on a range of external market factors, including evolving compensation trends, status of the current labor market, appropriate comparison companies and market survey data. From time to time, management may also use the services of the independent compensation consultant with the prior approval of the Compensation Committee. No member of the Compensation Committee or any named executive officer has any affiliation with PM&P. The Compensation Committee has assessed the independence of PM&P pursuant to SEC rules and concluded that no conflict of interest exists that would prevent PM&P from independently representing the Compensation Committee.

The Role of Peer Groups and Benchmarking

        In setting 2012 compensation with the assistance of the independent compensation consultant, PM&P, the Compensation Committee made comparisons to the peer group used in the prior year, with certain changes. Based on its annual review and analysis of peer companies in the comparison group for the Company, PM&P recommended updates for 2012 using objective business and financial criteria to select public companies in the minerals, chemicals, and mining and construction materials industries with comparable pay models, and similar revenues and company market-capitalization values. For 2012, PM&P recommended modifying the peer group of companies used for setting 2011 compensation by adding two companies and removing two companies. The two companies removed are metals manufacturers (Carpenter Technology and Century Aluminum). The companies added (Thompson Creek Metals Company, Inc. and Innophos Holdings, Inc.) were included because they satisfied the criteria PM&P used in the selection process.

        The peer companies are listed below and are publicly-traded, stand-alone companies of a size and type that compete with Compass Minerals in labor markets and follow similar pay models. All are U.S. based, except for one Canadian company, Thompson Creek Metals Company, Inc., a mining company which is dual-listed on the Toronto and New York Stock Exchanges, with U.S. based executives and executive compensation programs which appear to conform to typical U.S. practices.

        Based on analyses and recommendations of PM&P, the Compensation Committee approved peer companies that operated in similar industry groups, with revenues at the time of the study that ranged between approximately one-half to four times Compass Minerals' revenues, and with market capitalizations that ranged between approximately one-third to three times that of Compass Minerals to use for benchmark comparisons. Compass Minerals' market capitalization was between the median and the 75th percentile of the group while its revenues approximated the median.

Albemarle Corporation	Martin Marietta Materials, Inc.
AMCOL International Corporation	Minerals Technologies Inc.
Arch Chemicals, Inc.	Olin Corporation
Cabot Corporation	OM Group, Inc.
Calgon Carbon Corporation	Stillwater Mining Company
CF Industries Holdings, Inc.	Texas Industries, Inc.
Cytec Industries Inc.	Thompson Creek Metals Company Inc.
FMC Corporation	Vulcan Materials Company
H.B. Fuller Company	Walter Energy, Inc.
Innophos Holdings, Inc.

        With the assistance of PM&P, the Compensation Committee reviews a summary of compensation practices of these peer companies and annually compares the Company's three principal elements of executive total compensation (base salary, annual incentive opportunity and long-term equity awards) with similar programs at these peer companies to ensure that total compensation is within a reasonably competitive range. The Compensation Committee also considers elements which include individual factors such as performance, responsibilities and experience.

Compensation Compared to Available Peer Data

        In October 2011, the Company's compensation consultant, PM&P, provided peer company compensation market data for 2011 that was adjusted to estimate 2012 peer compensation levels. This data was considered by the Compensation Committee in establishing 2012 compensation levels. For 2012, Company target total direct compensation ranged from (18%) below to (1%) below the peer group median.

 COMPARISON OF TOTAL DIRECT COMPENSATION WITH PEER COMPANIES

Name and Principal Position	2012 Target Total Direct Compensation(1)	2012 Median of Total Direct Target Compensation of all Companies in Peer Group	Percentage Difference(3)
Angelo C. Brisimitzakis President & Chief Executive Officer	$3,465,600	$3,664,000	(5%)
Rodney L. Underdown Vice President, Chief Financial Officer & General Manager	$1,045,000	$1,273,000	(18%)
Gerald J. Bucan Vice President & General Manager	$ 796,788	$ 849,000	(6%)
Keith E. Clark Vice President & General Manager	$ 929,395	$ 969,000	(4%)
David J. Goadby Vice President, Strategic Development(2)	$ 846,246	$ 853,000	(1%)

(1)
Base salary+target AIP+value of Long-Term Incentive Plan award for 2012.

(2)
Amounts paid in local currency were converted to U.S. dollars based on average $/£ exchange rate of 1.5861 for 2012.

(3)
A negative percentage indicates that Compass Minerals total compensation opportunity is below the median total compensation opportunity of the peer group.

Base Salary

        The Compensation Committee annually approves the base salaries for the named executive officers.

Annual Incentive Plan

        Summary of AIP Award Process.    Generally, the AIP award process involves (1) setting financial business unit goals based on our annual operating plan, (2) setting financial Annual Incentive Plan award targets denominated as a percentage of base salary, (3) setting qualitative and quantitative personal performance goals, (4) weighting the goals based on individual corporate responsibility (with achievement by employees with overall corporate responsibility based on the sum of weighted average business unit results), (5) comparing the Annual Incentive Plan award targets to financial results as certified by the CFO and personal performance goal results to determine any applicable AIP achievement, and (6) multiplying the resulting overall AIP award by a safety improvement multiplier based on safety improvement results as certified by the Vice President, Environment, Health, Safety and Security.

        Setting Financial AIP Goals Based on Annual Operating Plan.    The Compensation Committee establishes performance goals each year based on financial objectives in Compass Minerals' annual operating plan. This plan is reviewed by the entire Compass Minerals Board of Directors and reflects consideration of normalized prior year actual results (normalized to reflect the estimated effects of winter weather in the prior year), the expected business environment in the following year, and a targeted improvement for a following year. Based on this annual operating plan, the Compensation Committee established Annual Incentive Plan targets for Adjusted EBITDA and Net Operating Cash Flow as measures of our profitability and cash generating capabilities which aligns the interests of our executives with those of our stockholders. Management's success in generating and increasing Adjusted EBITDA and cash flow is considered an important measure of executive performance. The Compensation Committee also approved using Net Sales as a performance goal since increasing revenues in excess of rising shipping and handling costs is also important, and since underlying sales revenue growth is essential for sustainable earnings growth.

Long Term Incentive Plan

        The Compensation Committee establishes a targeted long-term compensation dollar amount for each executive officer after considering the factors discussed above. From that target dollar amount, the number of stock options, RSUs and PSUs that are granted to each NEO is determined so that the awards' fair value (as determined in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 718) match the target dollar amount.

        To reduce the risk of improper option grant timing issues, among other reasons, the Compensation Committee adopted Option Grant Procedures in January 2007 that determine option grant dates and exercise prices in different circumstances. Annual option grants to employees occur on March 10th or the next business day, unless postponed because of the events specified in the Option Grant Procedures. All such options are granted with an exercise price equal to the closing price of Compass Minerals common stock on the grant date. These Option Grant Procedures were followed in granting options in 2010, 2011 and 2012 for all named executive officers.

Timing of Compensation Decisions

        The Company typically makes its compensation decisions in February of each calendar year. AIP targets and long-term incentive plan award decisions are made in February of each year for the current year, base salary adjustment decisions are made in February of each year with an effective date beginning in April, and prior year AIP payouts are determined based on prior year results following the end of the fiscal year. AIP payouts were decided in February 2013 for 2012.

Effect of Stockholder Say-on-Pay Advisory Vote on Compensation

        Our stockholders provided a non-binding advisory vote in favor of our 2011 compensation program at the 2012 Annual Meeting of Stockholders, commonly known as "say-on-pay". A substantial majority (97.6%) of the votes cast on the say-on-pay proposal at that meeting were voted in favor of the proposal. The Company considered the stockholder's input in maintaining a similar compensation program for 2012. The Compensation Committee will continue to consider the outcome of the Company's say-on-pay votes when making future compensation decisions for the named executive officers.

Executive Stock Ownership Guidelines

        Compass Minerals has minimum stock ownership guidelines for its senior executives including its named executive officers, as set forth in the list below. The Compensation Committee adopted these stock ownership requirements to further align the interests of its executives with those of its stockholders. The guidelines are stated as the lesser value of a multiple of salary (based on current stock value) or a fixed number of shares of Compass Minerals common stock, which increase with job level and are reviewed periodically to ensure relevance. The Company expects ownership level guidelines to be attained within five years from the date of hire or promotion into a new role.

        The Compensation Committee has adopted the following stock ownership requirements for each executive officer. The required stock ownership levels are the lesser value of:

  •
  Chief Executive Officer: Five times annual base salary or 100,000 shares of common stock;

  •
  Executives Reporting to Chief Executive Officer: Two times annual base salary or 24,000 shares of common stock;

  •
  Other Executives Participating in Compass Minerals' Long-Term Incentive Plan: One time annual salary or 4,000 shares of common stock.

        Outstanding stock options do not apply toward these ownership requirements. PSUs for which the performance standard has been satisfied and RSUs apply towards ownership requirements. As of March 13, 2013, all of the 2012 named executive officers had satisfied their ownership requirements.

Clawback Policy

        The Annual Incentive Plan provides that in the event of an accounting restatement reducing the corporate or business-unit financials on which an incentive award was based, Compass Minerals may, at its sole discretion, require repayment from plan participants of all or any portion of any incentive awards which were based on the achievement of certain financial results that were subsequently the subject of a restatement of the Company's financial statements.

No Stock Option Re-Pricing

        In addition to the Board of Directors policy, the Incentive Award Plan specifically prohibits stock option re-pricing and prohibits buyouts of underwater stock and stock appreciation rights without the prior approval of the stockholders of the Company.

No Excise Tax Gross-Ups

        The Compensation Committee adopted a policy not to enter into any future agreements to make excise tax gross-up payments to its executive officers, and each named executive who was party to a change in control severance agreement with the Company executed a new agreement in February 2013, which no longer provides for excise tax gross-up payments upon a change in control, as had been provided in the prior agreements.

Tax Considerations

        Section 162(m) of the Internal Revenue Code denies a tax deduction to any publicly held corporation for compensation in excess of $1 million paid in a year to any individual who, on the last day of that year, is the chief executive officer or among the three other highest compensated executive officers, unless such compensation qualifies as performance-based under Section 162(m). Generally, stockholders are required to re-approve the criteria and the material terms of the plan every five years, and stockholders re-approved these provisions for the Incentive Award Plan in 2010.

        It is our intention to design our short-term incentive compensation plans and our long-term equity incentives to be deductible under Section 162(m) for the named executive officers, although individual exceptions may occur. The Compensation Committee believes that the interests of the stockholders are best served by not restricting the Compensation Committee's discretion in developing compensation programs, even though such programs may result in certain non-deductible compensation expenses. Compass Minerals believes all such compensation is deductible for 2010, 2011 and 2012.

        The Compensation Committee established a performance hurdle to ensure compliance with Internal Revenue Code Section 162(m) deductibility, consistent with the Company's policy. The performance hurdle for 2012 was based on the Company's 2012 annual business operating plan. The Compensation Committee established the Company's 2012 performance hurdle for the long-term equity incentive grants with the expectation that the performance hurdle would be satisfied absent unanticipated financial underperformance. The Company exceeded the performance hurdle in 2012.

EMPLOYMENT AGREEMENTS

Employment Contracts

        Dr. Brisimitzakis.    We entered into an employment agreement with Dr. Brisimitzakis as of his date of employment, May 11, 2006, with the approval of the Compensation Committee. This agreement addressed, among other things, base compensation, Annual Incentive Plan award payments, and certain post-termination payments.

        Mr. Goadby.    We entered into a service agreement with Mr. Goadby, effective November 1, 2006, in connection with his responsibilities as Vice President, Strategic Development. Mr. Goadby is a resident of the United Kingdom where service agreements are customary. His agreement provides for base compensation, bonus payments, retirement plan participation and certain post-termination payments.

Change in Control Severance Agreements

        The Compensation Committee determined that agreements assuring executive income replacement after a termination following or in connection with a change of control are important to retain executives and to ensure they remain focused on stockholder interests in the event a change in control negotiation takes place. All of our named executive officers are parties to change in control severance agreements, except Mr. Goadby who has a service agreement with slightly different terms. In the event there is a change of control of our Salt Union Limited subsidiary, Mr. Goadby will be entitled to terminate the service agreement and receive a payment based on salary and medical insurance payments for twelve months.

        Other executive agreements provide for payments in the event of certain terminations of employment occurring after a change in control. The Compensation Committee considers the existence of these post-termination compensation arrangements in assessing whether overall compensation of the named executive officers is competitive to the peer group. No material amendments were made to the agreements of any named executive officers in 2012; however, each named executive who was party to a change in control severance agreement with the Company executed a new agreement in February 2013 which no longer provides for excise tax gross-up payments upon a change in control, as had been provided in the prior agreements.

Restrictive Covenant Agreements

        The executive officers (except Mr. Goadby) are also parties to a Restrictive Covenant Agreement limiting solicitation of employees and competition for a period of two years after the executive's termination, and a Confidentiality and Invention Assignment Agreement. Mr. Goadby's service agreement includes confidentiality, non-competition and non-solicitation provisions.

INFORMATION REGARDING PLANS

Incentive Award Plan

        The Incentive Award Plan provides the Board and/or Compensation Committee of the Board with the ability to provide for the award of incentive stock options, non-qualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, performance awards, dividend equivalents, stock payments, deferred stock, restricted stock units and/or performance-based awards to eligible individuals. The Company established the Annual Incentive Plan under the Incentive Award Plan to ensure continued deductibility of performance awards pursuant to Tax Code Section 162(m). The Incentive Award Plan is administered by the Compensation Committee, and it may delegate to a committee of one or more members of the Board the authority to grant or amend awards to participants other than senior executives of the Company. Notwithstanding the foregoing, the full Board of Directors administers the Incentive Award Plan with respect to awards made to non-employee directors. Any award granted under the Incentive Award Plan other than a stock option or other award in which the participant pays the intrinsic value of the award shall become vested over a period of not less than three years (or, in the case of vesting based upon the attainment of performance goals or other performance- based objectives, over a period of not less than one year) following the award date.

        Performance awards may be granted pursuant to the Incentive Award Plan. Performance awards are performance-based awards within the meaning of Section 162(m) of the Internal Revenue Code that represent rights to receive a cash payment contingent upon achieving certain performance goals established by the Compensation Committee. The maximum amount that may be paid to any participant pursuant to a performance award during any calendar year is $5,000,000, although in practice awards have been much less than this amount. Our performance-based awards include RSUs and PSUs.

 REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

        We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by:
Bradley J. Bell, Chair Eric Ford Richard S. Grant Paul S. Williams

        The foregoing Report of the Compensation Committee of the Board of Directors shall not be deemed to be soliciting material or be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Compass Minerals specifically incorporates this information by reference and shall not otherwise be deemed to be filed with the SEC under such Acts.

 2012 SUMMARY COMPENSATION

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4) (AIP)	Change in Pension Value and Non- qualified Deferred Compensation Earnings ($)		All Other Compensation ($)		Total ($)
Richard S. Grant(5)	2012	$0	0		$0	$0			$4,839		$4,839
Interim Chief Executive Officer
Angelo C. Brisimitzakis(6)	2012	$817,539	0	$2,393,324	$734,052	$208,316	0		$1,679,882	(7)	$5,833,113
Former President &	2011	$786,538	0	$1,329,941	$570,006	$406,538	0		$98,751	(7)	$3,191,774
Chief Executive Officer	2010	$738,797	0	$965,338	$799,991	$336,640	0		$118,954	(7)	$2,959,720
Rodney L. Underdown	2012	$389,929	0	$299,990	$125,002	$103,703	0		$22,436	(7)	$941,060
CFO, & Vice President	2011	$358,113	0	$300,035	$129,991	$155,086			$40,541	(7)	$983,766
	2010	$335,494	0	$199,012	$155,003	$111,351	0		$38,823	(7)	$839,683
Gerald J. Bucan	2012	$307,002	0	$254,959	$99,992	$70,251	0		$19,717	(7)	$751,921
Vice President &	2011	$298,830	0	$250,080	$95,006	$87,918			$32,754	(7)	$764,588
General Manager	2010	$287,316	0	$199,012	$155,003	$68,669	0		$38,172	(7)	$748,172
Keith E. Clark	2012	$354,869	0	$265,016	$110,001	$90,037	0		$21,430	(7)	$841,353
Vice President &	2011	$342,804	0	$264,998	$110,004	$99,292			$40,182	(7)	$857,280
General Manager	2010	$325,680	0	$199,012	$155,003	$77,496	0		$48,280	(7)	$805,471
David J. Goadby(8)	2012	$327,154		$254,959	$99,992	$69,700	0		$0		$751,804
Vice President,	2011	$322,735	0	$255,053	$99,995	$95,211	$936,247	(9)	$142,379	(8)(10)	$1,851,620
Strategic Development	2010	$302,493	0	$199,012	$155,003	$73,625	0	(9)	$3,944	(10)	$734,077

(1)
Restricted stock units ("RSUs") and performance stock units ("PSUs") were issued pursuant to the Incentive Award Plan. RSUs vest after three years, subject to a one year performance hurdle. This performance hurdle has been satisfied for RSUs issued in 2012, 2011, and 2010. PSUs were granted in 2012, 2011 and 2010 and earned PSUs vest after three years of service. The PSUs are divided into three approximately equal tranches. Each tranche must satisfy an annual performance hurdle based upon total shareholder return. Each annual tranche will earn between 0% and 150% based upon the Company's total shareholder return, compared to the total shareholder return for the companies comprising the Russell 3000 Index for PSUs granted in 2012 and 2011, and the Russell 2000 Index for PSUs granted in 2010. The value of the RSUs and PSUs reflects the grant date fair value in accordance with Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 718. These amounts reflect the aggregate grant date fair value of the equity awards, rather than the dollar amounts recognized that year for financial statement reporting purposes. For valuation information, see Note 12 to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2012.

(2)
Dividend equivalents were paid with respect to RSUs granted in 2012, 2011, and 2010. This participation feature is included in the grant date fair value of each award that is entitled to receive dividends. In 2012, 2011 and 2010, dividend equivalents are paid only upon attainment of a minimum annual performance hurdle in the year of the grant. This annual performance hurdle was met for 2012 but dividend equivalents were not paid until 2013 relating to the 2012 RSU grant. During 2012, Dr. Brisimitzakis received dividend equivalents of $29,267, $20,176, $6,262, $45,937, and $47,520 related to his 2011, 2010, 2009, 2008 and 2007 grants, respectively; Mr. Underdown received dividend equivalents of $6,547, $3,909, $1,364, $15,981, $19,800 and $4,207 related to his 2011, 2010, 2009, 2008, 2007 and 2006 grants, respectively; Mr. Goadby received dividend equivalents of $5,971, $3,909, $1,364, $15,981, $17,820 and $20,790 related to his 2011, 2010, 2009, 2008, 2007 and 2006 grants, respectively; Mr. Bucan received dividend equivalents of $5,971, $3,909, $1,364 and $16,038 related to his 2011, 2010, 2009 and 2007 grants, respectively; and Mr. Clark received dividend equivalents of $5,971, $3,909, $1,364, $15,981, and $15,840 related to his 2011, 2010, 2009, 2008 and 2007 grants, respectively. See Note 12 to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2012 for valuation information. PSUs were not entitled to receive dividend equivalents in 2010. For PSUs granted in 2011, no dividend equivalents were earned for the first tranche; for the second tranche of PSUs granted in 2011 and the first tranche of PSUs granted in 2012, dividend equivalents were earned but not paid until 2013.

(3)
Options were granted pursuant to the Incentive Award Plan. Options are subject to a service-based vesting schedule. These amounts reflect the Company's grant date fair value in accordance with ASC Topic 718 and reflect the aggregate grant date fair value of the equity awards. As such, in the year of a grant, the full aggregate grant date fair value appears, rather than the portion being expensed for financial statement reporting purposes in that year. For valuation information, see Note 12 to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2012.

(4)
Payments were made pursuant to the Company's Annual Incentive Plan. Under the AIP, incentive awards were paid to executives based on objectives relating to overall Company performance, business-unit performance and personal performance. Weighting of these components was based on the responsibilities of the executive. Beginning July 2011, Mr. Underdown's responsibilities changed and he began serving in a dual capacity as CFO and Vice President, Compass Minerals U.K., with responsibilities attributable to both a corporate participant and a business-unit participant for purposes of the AIP calculations. To recognize this uniquely divided responsibility for 2012, Mr. Underdown's 2012 AIP payout is based on a 75% corporate/25% business-unit split due to his dual responsibility of overall corporate management as well as a specific business unit.

(5)
Mr. Grant served as Interim CEO during the period from December 29, 2012 until January 17, 2013 and was paid in the form of additional Board fees. Additional compensation was $50,000 per month, pro-rated for partial months. This amount represents compensation attributable to his service as Interim CEO in 2012. See "2012 DIRECTOR COMPENSATION" for detail on his compensation as a director in 2012.

(6)
On October 1, 2012, Dr. Brisimitzakis announced his retirement as Chief Executive Officer effective on December 28, 2012. As part of his retirement agreement, the unvested options and RSUs were modified to accelerate vesting to his retirement date and allow Dr. Brisimitzakis to exercise options through June 30, 2014. In addition, the PSUs were modified to allow the award to vest as if he were still employed through the date of distribution for any outstanding PSU awards. Under ASC Topic 718, the awards were considered modified and the incremental fair value for Dr. Brisimitzakis' awards are included in the table on the line for 2012: $164,053 for options; $791,511 for RSUs; and $271,830 for PSUs.

(7)
Includes Company matching of employee/executive retirement plan contributions, profit sharing and fixed contributions to the Company's qualified Savings Plan, Company provided life and disability insurance expense, and contributions to the Company's Restoration Plan. Amounts also include an additional Company contribution to the Savings Plan equal to 1% of gross salary which was applied to purchase shares of Company common stock for those contributions into the 401(K) plan. As part of his retirement agreement, the Company will pay Dr. Brisimitzakis $1,648,000 in June 2013. See "NON-QUALIFIED DEFERRED COMPENSATION FOR 2012" table below, "Other Elements of Compensation—Restoration Plan", and "OVERVIEW—CEO Retirement Agreement" above for additional explanation.

(8)
Mr. Goadby is a resident of the United Kingdom. Amounts paid in local currency were converted to U.S. dollars based on average $/£ exchange rates of 1.5861, 1.6097, and 1.5483, for 2012, 2011, and 2010, respectively. Mr. Goadby's bonus payments were made pursuant to his service agreement.

(9)
Mr. Goadby, a resident of the U.K., was the only named executive officer covered by a defined benefit pension plan, and he ceased active participation in that plan effective November 2006. In 2011, the Company offered all non-retired members of the plan the opportunity to transfer their accrued benefits out of the defined benefit plan in return for an enhancement to their transfer values. Mr. Goadby transferred his accumulated benefit to a defined contribution plan and there is no longer any outstanding accumulated benefit obligation under a pension plan for him. See Note 8 to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2012. The 2011 "Change in Pension Value" amount reflects a reduction of $193,164 to Mr. Goadby's accumulated benefit obligation during the year prior to the transfer and a statutorily prescribed enhancement transfer value (comprised of his transfer value and enhancement) of $1,129,411 as an investment into to Mr. Goadby's pension fund. In addition to his enhanced transfer value Mr. Goadby also received an additional enhancement (consistent with the offer to all non-retired members of the plan) of $134,075 that was paid to him as cash, for a total of $1,266,486, based on average $/£ exchange rates of 1.6097 for 2011. The cash paid to Mr. Goadby has been reflected in "All Other Compensation."

(10)
For 2011 and 2010, this amount includes a Company contribution to a defined contribution plan converted to U.S. dollars based on average $/£ exchange rates of 1.6097, and 1.5483, respectively. Beginning in 2012, the Company no longer makes a contribution to a defined contribution plan. See Footnote 9 above for additional information.

 2012 GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (AIP) (1)			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)		All Other Option Awards: Number of Securities Underlying Options (#)(2)			Grant Date Fair Value of Stock and Option Awards (5)
									Exercise or Base Price of Option Awards ($/Sh)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Angelo C. Brisimitzakis(6)	3-12-12	$0	$741,600	$1,631,520
	3-12-12				10,601	(3)				$759,986
	10-01-12					(3)				$791,511
	3-12-12				7,652	(4)				$569,997
	10-01-12					(4)				$271,830
	3-12-12						24,432	(7)	$71.69	$569,999
	10-01-12							(7)		$164,053
Rodney L. Underdown	3-12-12	$0	$220,000	$484,000
					2,441	(3)				$174,995
					1,678	(4)				$124,994
							5,358	(7)	$71.69	$125,002
Gerald J. Bucan	3-12-12	$0	$154,714	$340,371
					2,162	(3)				$154,994
					1,342	(4)				$99,966
							4,286	(7)	$71.69	$99,992
Keith E. Clark	3-12-12	$0	$196,721	$432,786
					2,162	(3)				$154,994
					1,477	(4)				$110,022
							4,715	(7)	$71.69	$110,001
David J. Goadby(8)	3-12-12	$0	$164,177	$362,509
					2,162	(3)				$154,994
					1,342	(4)				$99,966
							4,286	(7)	$71.69	$99,992

(1)
Awards under the Company's Annual Incentive Plan described in more detail above.

(2)
Awards under the Company's Incentive Award Plan.

(3)
RSU awards.

(4)
PSU awards shown in units. In 2012, the Company granted three-year performance stock units in three approximately equal tranches to each NEO. See Footnote 3 to "OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2012" for a description of PSUs, and see "2012 COMPENSATION DECISIONS—Long-Term Equity Incentives—Performance Stock Units" on pages 41-42.

(5)
These amounts reflect the grant date fair value in accordance with ASC Topic 718. "Grant Date Fair Value of Stock and Option Awards" amounts can be based on different assumptions for different individuals. Items such as retirement eligibility and differing country-specific tax laws are some of the factors which can influence these differing assumptions. Dividend equivalents were paid with respect to shares subject to RSUs and PSUs in 2012 in March 2013.

(6)
On October 1, 2012, Dr. Brisimitzakis announced his retirement as Chief Executive Officer effective on December 28, 2012. As part of his retirement agreement, the unvested options and RSUs were modified to accelerate vesting to his retirement date and allow Dr. Brisimitzakis to exercise options through June 30, 2014. In addition, the PSUs were modified to allow the award to vest as if he were still employed through the date of distribution for any outstanding PSU awards. Under ASC Topic 718, these equity awards were considered modified as of October 1, 2012 and the modified fair value of his 2012 and all prior year awards are shown as the October 1, 2012 grant.

(7)
Options awards.

(8)
Amounts related to Estimated Future Payouts Under Non-Equity Incentive Plan Awards were converted to U.S. dollars based on an average $/£ exchange rate of 1.5861.

Mr. Grant received a stock award in 2012 for his service as a director which is disclosed in the table below, entitled "2012 DIRECTOR COMPENSATION."

 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2012

	Option Awards				Stock Awards
Name and Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Angelo C. Brisimitzakis(1)
3/12/12	24,432	0	$71.69	6/30/14
					7,652	(3)	$571,681
3/10/11	19,421	0	$86.47	6/30/14
					6,075	(3)	$453,863
3/10/10	28,510	0	$78.51	6/30/14
					1,901	(3)	$142,024
3/10/09	9,701	0	$58.99	6/30/14
Rodney L. Underdown(1)
3/12/12	0	5,358	$71.69	3/12/19
					2,441	(2)	$182,367
					1,678	(3)	$125,363
3/10/11	1,107	3,322	$86.47	3/10/18
					1,966	(2)	$146,880
					1,386	(3)	$103,548
3/10/10	2,762	2,762	$78.51	3/10/17
					1,974	(2)	$147,478
					507	(3)	$37,878
3/10/09	6,340	2,113	$58.99	3/10/16
3/10/08	8,071	0	$55.12	3/10/15
3/12/07	10,000	0	$33.44	3/12/14
Gerald J. Bucan(1)
3/12/12	0	4,286	$71.69	3/12/19
					2,162	(2)	$161,523
					1,342	(3)	$100,261
3/10/11	809	2,428	$86.47	3/10/18
					1,793	(2)	$133,955
					1,013	(3)	$75,681
3/10/10	2,762	2,762	$78.51	3/10/17
					1,974	(2)	$147,478
					507	(3)	$37,878
3/10/09	6,340	2,113	$58.99	3/10/16
11/12/07	8,100	0	$36.00	11/12/14
Keith E. Clark(1)
3/12/12	0	4,715	$71.69	3/12/19
					2,162	(2)	$161,523
					1,477	(3)	$110,347
3/10/11	937	2,811	$86.47	3/10/18
					1,793	(2)	$133,955
					1,172	(3)	$87,560
3/10/10	2,762	2,762	$78.51	3/10/17
					1,974	(2)	$147,478
					507	(3)	$37,878
3/10/09	6,340	2,113	$58.99	3/10/16
3/10/08	8,071	0	$55.12	3/10/15
3/12/07	2,000	0	$33.44	3/12/14

 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2012 (Continued)

	Option Awards				Stock Awards
Name and Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
David J. Goadby(1)
3/12/12	0	4,286	$71.69	3/12/19
					2,162	(2)	$161,523
					1,342	(3)	$100,261
3/10/11	852	2,555	$86.47	3/10/18
					1,793	(2)	$133,955
					1,066	(3)	$79,641
3/10/10	2,762	2,762	$78.51	3/10/17
					1,974	(2)	$147,478
					507	(3)	$37,878
3/10/09	6,340	2,113	$58.99	3/10/16
3/10/08	8,071	0	$55.12	3/10/15
3/12/07	9,000	0	$33.44	3/12/14

(1)
Awards were made pursuant to the Incentive Award Plan. Option awards vest 25% per year. RSUs vest three years from date of grant and are subject to a one year performance hurdle which was satisfied for all RSUs awarded in 2012, 2011, and 2010. PSUs vest three years from the date of grant and are subject to three separate annual performance criteria. See Footnote 3 below for a description of PSUs, and see Footnote 6 to the "2012 SUMMARY COMPENSATION" table for a description of accelerated vesting for Dr. Brisimitzakis' awards upon retirement.

(2)
RSU awards.

(3)
PSU awards shown in units. The Company granted three-year performance stock units in three approximately equal tranches to each NEO. The PSUs are targeted to settle at one share per unit. Each tranche has an annual performance period in which the annual award may earn from 0% to 150% of the target based upon the Company's stock performance compared to the companies comprising the Russell 2000 Index (for PSUs granted in 2010) and the Russell 3000 Index (for PSUs granted in 2011 and 2012). The third and final tranche of PSUs granted in 2010 attributable to the 2012 performance period earned 92.5% of the award target which resulted in a decrease of 10 shares for Dr. Brisimitzakis, and a decrease of 2 shares for Mr. Underdown, Mr. Bucan, Mr. Clark, and Mr. Goadby. See "2012 COMPENSATION DECISIONS—Long-Term Equity Incentives—Performance Stock Units" on pages 41-42.

 OPTION EXERCISES AND STOCK VESTED FOR 2012

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Angelo C. Brisimitzakis	108,036	$3,462,163	42,231	$3,136,341
Richard S. Grant(1)	2,000	$112,986	0	0
Rodney L. Underdown	8,500	$429,813	2,756	$198,790
Gerald J. Bucan	0	$0	2,756	$198,790
Keith E. Clark	8,000	$366,498	2,756	$198,790
David J. Goadby	14,000	$759,987	2,756	$198,790

(1)
Mr. Grant held vested stock options that were exercisable between April 8, 2004 and May 8, 2012, which he exercised on February 24, 2012 before serving as Interim CEO.

NON-QUALIFIED DEFERRED COMPENSATION FOR 2012

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY(1)(2) ($)	Aggregate Earnings (Losses) in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE(3) ($)
Angelo C. Brisimitzakis	$227,815	$110,110	$108,156	$0	$1,866,223
Rodney L. Underdown	$0	$0	$8,130	$0	$197,957
Gerald J. Bucan	$22,492	$15,918	$11,618	$0	$141,101
Keith E. Clark	$27,993	$21,444	$166,221	$0	$1,390,326
David J. Goadby	$0	$0	$0	$0	$0

(1)
Represents amounts credited to the employee's account during 2012 without regard to the year that the contribution was earned. Registrant contributions shown above differ from the registrant contributions accrued during 2012 as reflected in "All Other Compensation" in the "2012 SUMMARY COMPENSATION" table.

(2)
Amounts included in this column for 2012 and reported as 2012 compensation in the "2012 SUMMARY COMPENSATION" table include for Dr. Brisimitzakis $6,866; for Mr. Underdown $3,104; for Mr. Bucan $1,228; and for Mr. Clark $1,938.

(3)
Amounts in this column that were included in the "2012 SUMMARY COMPENSATION" table and reported as compensation for previous years (2008 - 2012 inclusive) are for Dr. Brisimitzakis $502,736; for Mr. Underdown $88,929; for Mr. Bucan $47,357; and for Mr. Clark $111,306.

Mr. Grant also received non-qualified deferred compensation in 2012 as disclosed under "2012 DIRECTOR COMPENSATION."

 POTENTIAL PAYMENTS ON TERMINATION OR CHANGE IN CONTROL

        The Company has entered into agreements providing for payments upon termination or a change in control with each of the current named executive officers. The following table shows the potential payments upon an assumed termination on December 31, 2012 under different circumstances. Since Dr. Brisimitzakis retired effective December 28, 2012, he does not appear in the table:

Name	Event	Amount(1)
Rodney L. Underdown	Qualifying termination after change in control(2)(3)	$2,282,563
Gerald J. Bucan	Qualifying termination after change in control(2)(3)	$1,739,025
Keith E. Clark	Qualifying termination after change in control(2)(3)	$1,785,691
David J. Goadby	Termination at executive's election after change of control(4)	$1,780,964

(1)
Totals do not include amounts earned or benefits accumulated due to continued service by the NEOs through December 31, 2012, including 401(k) retirement savings and the Restoration Plan deferred compensation balances, all as detailed in the preceding tables. Amounts include associated potential tax gross-up payments, which were eliminated from the standard change in control severance agreement in 2012 on a going forward basis. For 2013, all NEOs currently serving as executive officers have entered into new change in control severance agreements that do not provide for excise tax gross-ups.

(2)
Based on two times the sum of (A) Executive's highest annual rate of base salary during the twelve month period immediately before the Date of Termination plus (B) the higher of (x) Executive's average AIP award over the three prior complete fiscal years or (y) Executive's annual target AIP award for the fiscal year in which the Date of Termination occurs and the value of continued participation in medical, dental, accident, disability, and life insurance benefit plans for eighteen months, and assumes immediate vesting of options, RSUs and PSUs pursuant to the applicable award agreements.

(3)
For purposes of the Change in Control Severance Agreement, "Qualifying Termination" means a termination of Executive's employment during the Termination Period (i) by Company other than for Cause or (ii) by Executive for Good Reason. "Termination Period" means a period of two years after a Change in Control. "Cause" means Executive's (i) conviction of, or plea of guilty or nolo contendere to, a felony or misdemeanor involving moral turpitude, (ii) indictment for a felony or misdemeanor under the federal securities laws, (iii) willful misconduct or gross negligence resulting in material harm to the Company, (iv) willful breach of Executive's duties or responsibilities herein or of the separate Restrictive Covenant Agreement as defined, (v) fraud, embezzlement, theft, or dishonesty against the Company or any Subsidiary, or (vi) willful violation of a policy or procedure of the Company resulting in any case in material harm to the Company. "Good Reason" means, without Executive's express written consent, the occurrence of any of the following events within two years after a Change in Control: a material adverse change in Executive's duties or responsibilities as of the Change in Control (or as the same may be increased from time to time thereafter); provided, however, that Good Reason shall not be deemed to occur upon a change in Executive's reporting structure, upon a change in Executive's duties or responsibilities that is a result of the Company no longer being a publicly traded entity and does not involve any other event set forth in this paragraph, or upon a change in Executive's duties or responsibilities that is part of an across-the-board change in duties or responsibilities of employees at Executive's level; any reduction in Executive's annual base salary or annual target or maximum annual incentive award opportunity in effect as of the Change in Control (or as the same may be increased from time to time thereafter); provided, however, that Good Reason shall not include such a reduction of less than 10% that is part of an across-the-board reduction applicable to employees at Executive's level; Company's (A) relocation of Executive more than fifty miles from Executive's primary office location and more than fifty miles from Executive's principal residence as of the Change in Control or (B) requirement that Executive travel on Company business to an extent substantially greater than Executive's travel obligations immediately before such Change in Control; a reduction of more than 10% in the aggregate benefits provided to Executive under the Company's employee benefit plans, including but not limited to any "top hat" plans designated for key employees in which Executive is participating as of the Change in Control; any purported termination of Executive's employment without notice; or the failure of the Company to obtain a required assumption agreement from any successor.

(4)
Based on Mr. Goadby's base salary and medical insurance benefit calculated over a twelve month period and assumes immediate vesting of options, RSUs and PSUs pursuant to the applicable award agreements.

For a description of the Retirement Agreement, see "OVERVIEW OF 2012 PERFORMANCE AND COMPENSATION—CEO Retirement Agreement."

 2012 DIRECTOR COMPENSATION

        The table below summarizes the total compensation earned or paid by the Company to directors who were not executive officers during 2012.

	Fees Earned Or Paid In Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Bradley J. Bell	$80,000	$85,000	$165,000
David J. D'Antoni	$77,500	$85,000	$162,500
Eric Ford	$70,000	$85,000	$155,000
Richard S. Grant(3)	$92,337	$85,000	$177,337
Perry W. Premdas	$87,500	$85,000	$172,500
Allan R. Rothwell	$85,000	$85,000	$170,000
Paul S. Williams	$72,500	$85,000	$157,500
Amy S. Yoder(4)	$42,885	$52,074	$94,959

(1)
Includes deferred amounts.

(2)
These amounts (except as applicable to Mr. Rothwell) were deferred pursuant to the Incentive Award Plan and related Independent Director Stock Award Agreements. Mr. Rothwell received shares of common stock for his equity compensation. The amounts disclosed represent the grant date fair value recognized in accordance with ASC Topic 718. The grant date fair value is equivalent to the equity portion of each director's annual compensation (for 2012, $85,000), plus any additional elective deferrals of each director's non-equity compensation. The number of stock units granted was based on the ending market value of the Company's common stock at each quarterly grant date. All stock units were vested at the grant date.

(3)
Mr. Grant received $4,839 for serving as Interim CEO during the period from December 29, 2013 through December 31, 2012, based on compensation of $50,000 per month, pro-rated for partial months. This amount is not included in the compensation amounts shown but is shown in the "2012 SUMMARY COMPENSATION" table. The Lead Independent Director fee was eliminated for this period.

(4)
Ms. Yoder became a director on May 24, 2012.

        In 2012, each non-employee director received (1) an annual cash retainer of $60,000 per year, plus additional amounts for serving as a committee chair or Lead Independent Director, which amounts may be received either in cash or deferred into the Directors' Deferred Compensation Plan at the election of the director; and (2) an equity award of $85,000 per year, which amount may be deferred into the Directors' Deferred Compensation Plan or taken in shares of Company common stock. The Company paid non-employee directors the following additional compensation in 2012 for serving as committee chairs and Lead Independent Director: The Audit Committee Chair received $15,000 per year, the chair of the Compensation Committee received $10,000 per year, the chairs of the Nominating/Corporate Governance, and Environmental, Health and Safety Committees each received $7,500 per year, and the Lead Independent Director received $20,000 per year. In addition, each non-employee director also received an annual committee service fee of $7,500 for serving on the Audit Committee, and $5,000 for serving on each of the Compensation, Nominating/Corporate Governance and Environmental, Health & Safety Committees.

        In connection with his service as the Company's Interim CEO, the Board approved an agreement with Mr. Grant pursuant to which he served as the Interim CEO after Dr. Brisimitzakis' retirement until the new CEO commenced employment on January 17, 2013. The agreement provided for payment in the form of board of director service fees of an additional $50,000 per month, pro-rated for partial months. Board and committee fee amounts continued to be paid, but the Lead Independent Director fee was eliminated for the period that Mr. Grant served as Interim CEO. Mr. Grant was reimbursed for out of pocket travel and interim living expenses incurred in his Interim CEO role. These amounts are not reflected in the "2012 DIRECTOR COMPENSATION" table above, but are shown in the "2012 SUMMARY COMPENSATION" table.

        Non-employee directors may elect to defer all or a portion of the fees payable for their service. Any amounts deferred by a director are converted into units equivalent to the value of the Company's common stock. As dividends are declared on the Company's common stock, these units are entitled to accrete dividends in the form of additional units based on the average of the high and low stock price on the dividend payment date. Accumulated deferred units are distributed in the form of Company common stock at the time the director ceases to be a member of the Board or any earlier date elected by the director. Each non-employee member of the Board of Directors is required to obtain ownership in Company stock (or its equivalent) equal to five times the annual cash retainer, which amount is to be achieved within five years of joining the Board of Directors, and maintain at least five times the annual cash retainer in stock ownership (or its equivalent) while on the Board of Directors. All non-employee directors currently own Compass Minerals shares or vested deferred stock units. For 2007 and earlier years, deferred amounts were made pursuant to the Compass Minerals International, Inc. Directors' Deferred Compensation Plan, adopted effective October 1, 2004. Since 2009, deferred amounts are made pursuant to the Incentive Award Plan and related Independent Director Stock Award Agreements.

        The Board of Directors decided not to change the non-employee director compensation for 2013.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee consists of Bradley J. Bell (chair), Eric Ford, Richard S, Grant and Paul S. Williams. None of these individuals is an officer or employee of Compass Minerals. Mr. Grant served as Interim CEO from December 29, 2012 through January 17, 2013, and during that time he resigned his position from the Compensation Committee. Otherwise, no executive officer of Compass Minerals served as a director of any corporation for which any of these individuals served as an executive officer, and there were no other Compensation Committee interlocks with the companies with which these individuals or Compass Minerals' other directors are affiliated.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and certain officers of Compass Minerals and persons who own more than 10% of Compass Minerals' common stock to file with the SEC initial reports of beneficial ownership (Form 3) and reports of subsequent changes in their beneficial ownership (Form 4 or Form 5) of Compass Minerals' common stock. Such directors, officers and greater-than-ten-percent stockholders are required to furnish Compass Minerals with copies of the Section 16(a) reports they file. The SEC has established specific due dates for these reports, and Compass Minerals is required to disclose in this Proxy Statement any late filings or failures to file.

        Based solely upon a review of the copies of the Section 16(a) reports (and any amendments thereto) furnished to Compass Minerals and written representations from certain reporting persons that no additional reports were required, Compass Minerals believes (i) that its directors and greater-than-ten-percent stockholders complied with all these filing requirements for the fiscal year ended December 31, 2012, and (ii) each of the Company's reporting officers complied with filing requirements for the fiscal year ended December 31, 2012.

REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PERSONS

        The Board of Directors has adopted a written policy and procedures for review, approval and monitoring of transactions involving the Company and "related persons" (directors, director nominees and executive officers or their immediate family members, or stockholders owning 5% or greater of the Company's outstanding stock). The policy covers any related-person transaction that meets or is near the minimum threshold for disclosure in the Proxy Statement under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest).

        The Company's Nominating/Corporate Governance Committee (the "Governance Committee") will review the material facts of all proposed related-party transactions. In determining whether to approve or ratify a related-party transaction, the Governance Committee will take into account, among other factors it deems appropriate, whether the related-party transaction is on terms no less favorable to the Company than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party's interest in the transaction. No director shall participate in any discussion, approval or ratification of any related-party transaction for which he or she is a related party, except that the director shall provide all material information concerning the related-party transaction to the Governance Committee. If a related-party transaction will be ongoing, the Governance Committee may establish guidelines for the Company's management to follow in its ongoing dealings with the related party. Thereafter, the Governance Committee, on at least an annual basis, shall review and assess ongoing relationships with the related party to determine whether they are in compliance with the Governance Committee's guidelines and that the related-party transaction remains appropriate.

OTHER MATTERS

        We know of no other business that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

ADDITIONAL INFORMATION

        To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding Compass Minerals stock, we have adopted a procedure approved by the SEC called "householding." Under this procedure, certain stockholders of record who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive only one copy of our Notice of Internet Availability of Proxy Materials, and as applicable, any additional proxy materials that are delivered, until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions. Stockholders who hold shares in "street name" may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

        If your shares are held by an intermediary broker, dealer or bank in "street name," your consent to householding may be sought, or may already have been sought, by or on behalf of the intermediary. If you wish to revoke a consent to householding obtained by a broker, dealer or bank which holds shares for your account, you may do so by calling Broadridge, toll free at 1-800-542-1061. You will need your 12 digit investor identification number. You may also write to Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717, or contact your broker, bank or other intermediary.

        If you are a stockholder of record and receive a single set of proxy materials as a result of householding, and you would like to have separate copies of our Notice of Internet Availability of Proxy Materials, annual report, or proxy statement mailed to you, please submit a request to our Corporate Secretary at Compass Minerals International, Inc., 9900 West 109th Street, Suite 100, Overland Park, KS 66210 and we will promptly send you what you have requested. However, please note that if you want to receive a paper proxy or voting instruction form or other proxy materials for purposes of this year's annual meeting, follow the instructions included in the Notice of Internet Availability that was sent to you. You can also contact us at the address above if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.

 ADDITIONAL FILINGS AND INFORMATION

        The Company's Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company's website as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. They may be accessed at http://www.compassminerals.com. Additional copies of the Company's annual report to stockholders are available upon a written request to the Company at Compass Minerals International, Inc., 9900 West 109th Street, Suite 100, Overland Park, Kansas 66210, Attention: Secretary.

Proxy Solicitation

        Compass Minerals will bear the entire cost of this proxy solicitation. In addition to soliciting proxies by this mailing, we expect that our directors, officers and regularly engaged employees may solicit proxies personally or by mail, telephone, facsimile or other electronic means, for which solicitation they will not receive any additional compensation. Compass Minerals will reimburse brokerage firms, custodians, fiduciaries and other nominees for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request.

Stockholder Proposals for 2014 Annual Meeting

        Any stockholder who intends to present a proposal at the Annual Meeting in 2014 must deliver the proposal to Compass Minerals International, Inc., 9900 West 109th Street, Suite 100, Overland Park, Kansas 66210, Attention: Secretary

  •
  if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, not later than November 28, 2013;

  •
  if the proposal is submitted pursuant to Compass Minerals' by-laws (in which case we are not required to include the proposal in our proxy materials), not later than the close of business on February 7, 2014 nor earlier than the close of business on January 8, 2014. However, if the 2014 Annual Meeting is more than thirty (30) days before or after the anniversary of the 2013 Annual Meeting, then to be timely the stockholder notice must be delivered to the Company not earlier than the close of business on the one hundred twentieth (120th) day prior to such Annual Meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such Annual Meeting or, if later, the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company.

By order of the Board of Directors,

Rodney Underdown Chief Financial Officer and Secretary

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature (Joint Owners) Date Date Signature [PLEASE SIGN WITHIN BOX] VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. COMPASS MINERALS INTERNATIONAL, INC. 9900 WEST 109th ST., SUITE 100 OVERLAND PARK, KS 66210 M55562-P36226 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. COMPASS MINERALS INTERNATIONAL, INC. For All For All Except Withhold All The Board of Directors recommends you vote FOR the following: ! ! ! 1. Election of Directors 01) Eric Ford 02) Francis J. Malecha 03) Paul S. Williams The Board of Directors recommends you vote FOR proposals 2 and 3: For Against Abstain ! ! ! 2. Ratify the appointment of Ernst & Young LLP as Compass Minerals' independent registered accounting firm for fiscal year 2013. ! ! ! 3. Advisory vote to approve named executive compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. ! For address changes and/or comments, please check this box and write them on the back where indicated. ! ! Please indicate if you plan to attend this meeting. Yes No Please sign exactly as your name or names appear on certificate and mail this proxy promptly in the enclosed paid envelope. When signing in representative capacity, insert title and attach papers showing authority unless already on file with the corporation.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 10-K Wrap are available at www.proxyvote.com. M55563-P36226 COMPASS MINERALS INTERNATIONAL, INC. Annual Meeting of Stockholders May 8, 2013 9:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints RODNEY L. UNDERDOWN, BRADLEY J. BELL, and RICHARD S. GRANT and each of them with full power of substitution, proxies of the undersigned to vote the shares of Common Stock of Compass Minerals International, Inc., at the Company's annual meeting of stockholders to be held at the Doubletree Hotel Overland Park-Corporate Woods, 10100 College Blvd., Overland Park, Kansas 66210-1462 on Wednesday, May 8, 2013, at 9:00 a.m. local time, and at any postponements or adjournments thereof. Without limiting the authority granted herein, the above named proxies are expressly authorized to vote as directed by the undersigned as to those matters set forth on the reverse side hereof and in their discretion on all other matters that are properly brought before the annual meeting. If more than one of the above named proxies shall be present in person or by substitution at such meeting or at any postponement or adjournment thereof, the majority of said proxies so present and voting, either in person or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy heretofore given to vote at such meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is given, this proxy will be voted FOR each of the nominees, FOR Proposal 2, and FOR Proposal 3. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. COMPASS MINERALS INTERNATIONAL, INC. 9900 WEST 109th ST., SUITE 100 OVERLAND PARK, KS 66210 M55564-P36226 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. COMPASS MINERALS INTERNATIONAL, INC. For All Withhold All For All Except The Board of Directors recommends you vote FOR the following: ! ! ! 1. Election of Directors 01) Eric Ford 02) Francis J. Malecha 03) Paul S. Williams The Board of Directors recommends you vote FOR proposals 2 and 3: For Against Abstain ! ! ! 2. Ratify the appointment of Ernst & Young LLP as Compass Minerals' independent registered accounting firm for fiscal year 2013. ! ! ! 3. Advisory vote to approve named executive compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. ! For address changes and/or comments, please check this box and write them on the back where indicated. ! ! Please indicate if you plan to attend this meeting. No Yes Please sign exactly as your name or names appear on certificate and mail this proxy promptly in the enclosed paid envelope. When signing in representative capacity, insert title and attach papers showing authority unless already on file with the corporation. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 10-K Wrap are available at www.proxyvote.com. M55565-P36226 COMPASS MINERALS INTERNATIONAL, INC. Annual Meeting of Stockholders May 8, 2013 9:00 AM VOTING INSTRUCTIONS - COMPASS MINERALS INTERNATIONAL, INC. CONFIDENTIAL VOTING INSTRUCTIONS TO FIDELITY MANAGEMENT TRUST COMPANY AS TRUSTEE UNDER THE COMPASS MINERALS INTERNATIONAL, INC. SAVINGS PLAN This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to Common Shares of Compass Minerals International, Inc. held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 8, 2013, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting of Stockholders and matters incidental to such meeting. I understand that if the voting instruction card is not returned, or if I do not vote the shares via the telephone or Internet by May 3, 2013, the Trustee cannot vote the shares allocated to my account. IMPORTANT: PLEASE SIGN, DATE AND RETURN THE VOTING INSTRUCTION CARD BEFORE THE DATE OF THE ANNUAL MEETING IN THE ENCLOSED ENVELOPE. DO NOT RETURN THIS CARD TO COMPASS MINERALS INTERNATIONAL, INC. AS YOUR VOTE IS CONFIDENTIAL. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 8, 2013. Meeting Information COMPASS MINERALS INTERNATIONAL, INC. Meeting Type: Annual Meeting For holders as of: March 11, 2013 Date: May 8, 2013 Time: 9:00 AM CDT Location: Doubletree Hotel Overland Park Corporate Woods 10100 College Blvd. Overland Park, Kansas 66210 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. M55566-P35786 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. NOTICE AND PROXY STATEMENT 2. FORM 10-K WRAP How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 24, 2013 to facilitate timely delivery. M55567-P35786 How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. . XXXX XXXX XXXX

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors 01) Eric Ford 02) Francis J. Malecha 03) Paul S. Williams The Board of Directors recommends you vote FOR the following proposals: 2. Ratify the appointment of Ernst & Young LLP as Compass Minerals' independent registered accounting firm for fiscal year 2013. 3. Advisory vote to approve named executive compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. M55568-P35786

Voting Instructions M55569-P35786

QuickLinks

COMPASS MINERALS INTERNATIONAL, INC. 9900 West 109th Street, Suite 100 Overland Park, Kansas 66210
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held May 8, 2013
Your vote is very important. Please vote regardless of whether or not you plan to attend the meeting.
Important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 8, 2013. The Company's Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2012 are available at http://www.proxyvote.com (with your investor identification number) and http://www.compassminerals.com.
COMPASS MINERALS INTERNATIONAL, INC. 9900 West 109th Street, Suite 100 Overland Park, Kansas 66210
2013 PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
PROPOSAL 1—ELECTION OF DIRECTORS
NOMINEES FOR ELECTION AS CLASS I DIRECTORS FOR A THREE-YEAR TERM EXPIRING AT THE 2016 ANNUAL MEETING
CLASS I DIRECTORS
CLASS II DIRECTORS CONTINUING IN OFFICE WHOSE TERMS EXPIRE AT THE 2014 ANNUAL MEETING
CLASS III DIRECTORS CONTINUING IN OFFICE WHOSE TERMS EXPIRE AT THE 2015 ANNUAL MEETING
INFORMATION REGARDING BOARD OF DIRECTORS AND COMMITTEES
CORPORATE GOVERNANCE GUIDELINES
COMMUNICATIONS WITH THE BOARD OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM
PROPOSAL 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPENSATION DISCUSSION & ANALYSIS
COMPARISON OF TOTAL DIRECT COMPENSATION WITH PEER COMPANIES
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
2012 SUMMARY COMPENSATION
2012 GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2012
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2012 (Continued)
OPTION EXERCISES AND STOCK VESTED FOR 2012
NON-QUALIFIED DEFERRED COMPENSATION FOR 2012
POTENTIAL PAYMENTS ON TERMINATION OR CHANGE IN CONTROL
2012 DIRECTOR COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PERSONS
OTHER MATTERS
ADDITIONAL INFORMATION
ADDITIONAL FILINGS AND INFORMATION